SUBJECT TO REVISION

 COMPUTATIONAL MATERIALS

TERM SHEET

March 9, 2005

$[484,349,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE3

CLASSES A2, A3, A4, A5, M1, M2, M3, M4,

M5, M6, M7, M8 and M9

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE3

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Mortgage Originator

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2005-HE3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2005-HE3

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
A2 (3)	[30,200,000]	Senior / FLT	[AAA/AAA/Aaa]	2.22	05/05	07/11
A3 (3)	[141,600,000]	Senior / FLT	[AAA/AAA/Aaa]	1.00	05/05	12/06
A4 (3)	[153,600,000]	Senior / FLT	[AAA/AAA/Aaa]	3.00	12/06	07/11
A5 (3)	[23,535,000]	Senior / FLT	[AAA/AAA/Aaa]	6.31	07/11	07/11
M1 (3)	[30,615,000]	Mezzanine / FLT	[AA+/AA+/Aa1]	4.70	12/08	07/11
M2 (3)	[24,335,000]	Mezzanine / FLT	[AA/AA/Aa2]	4.58	10/08	07/11
M3 (3)	[14,915,000]	Mezzanine / FLT	[AA-/AA-/Aa3]	4.52	09/08	07/11
M4 (3)	[14,130,000]	Mezzanine / FLT	[A+/A+/A1]	4.49	08/08	07/11
M5 (3)	[12,168,000]	Mezzanine / FLT	[A/A/A2]	4.47	07/08	07/11
M6 (3)	[12,168,000]	Mezzanine / FLT	[A-/A-/A3]	4.44	07/08	07/11
M7 (3)	[10,990,000]	Mezzanine / FLT	[BBB+/BBB+/Baa1]	4.43	06/08	07/11
M8 (3)	[9,028,000]	Mezzanine / FLT	[BBB/BBB/Baa2]	4.41	06/08	07/11
M9 (3)	[7,065,000]	Mezzanine / FLT	[BBB-/BBB-/Baa3]	4.41	06/08	07/11
Total	[484,349,000]

Non-Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
A1 (3)	[272,000,000]	Senior / FLT	[AAA/AAA/Aaa]	2.22	05/05	07/11
M10 (3)	[5,495,000]	Mezzanine / FLT	[BB+/BB+/Ba1]	4.39	05/08	07/11
M11 (3)	[7,850,000]	Mezzanine / FLT	[BB/BB/Ba2]	4.34	05/08	07/11
Total	[285,345,000]

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Available Funds Cap.  The margin on the Class A Certificates will double, the margin on the Class M Certificates will increase 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

Summary of Terms

Cut-off Date:	April 1, 2005
Expected Pricing:	On or about March [ ], 2005
Mortgage Originator:	WMC Mortgage Corp.
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about April 4, 2005 (the “Closing Date")
Legal Final Maturity:	[March 25, 2035]
Servicer:	Countrywide Home Loans, Inc.
Trustee:	Wells Fargo Bank, N.A.
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	Countrywide Securities Corporation
Record Date:

With respect to any Distribution Date, for the Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on May 25, 2005.
Interest Accrual:

Interest on the Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.
Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.

Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans.
Certificate Rating:	It is a condition to the issuance of the Offered Certificates that they receive the following ratings:

[Class / Rating Agency	S&P	Fitch	Moody’s
A1	AAA	AAA	Aaa
A2	AAA	AAA	Aaa
A3	AAA	AAA	Aaa
A4	AAA	AAA	Aaa
A5	AAA	AAA	Aaa
M1	AA+	AA+	Aa1
M2	AA	AA	Aa2
M3	AA-	AA-	Aa3
M4	A+	A+	A1
M5	A	A	A2
M6	A-	A-	A3
M7	BBB+	BBB+	Baa1
M8	BBB	BBB	Baa2
M9	BBB-	BBB-	Baa3
M10	BB+	BB+	Ba1
M11	BB	BB	Ba2]

Registration:	Book-entry form through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable local, state or federal law, and will not be considered “High Cost”, as defined in the applicable predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Seller and Mortgage Originator will make representations and warranties to the Trust.

Pricing Speed:

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining

        at 20% CPR thereafter.)

ARM:

100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining

        at 28% CPR until month 24, remaining at 55% CPR from

        month 25 to 28, remaining at 35% CPR thereafter.)

Certificates:

Group I Certificates:

Class A1 and Class A2 Certificates

Group II Certificates:

Class A3, Class A4 and Class A5 Certificates

Class A Certificates:

Class A1, Class A2, Class A3, Class A4 and Class A5

Certificates

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5, Class

M6, Class M7, Class M8, Class M9, Class M10 and Class

M11 Certificates

Offered Certificates:

Class A Certificates and Class M Certificates, other than the

Class A1, Class M10 and Class M11 Certificates

Interest Distributions:

Interest collections (net of the Servicing Fee and Cap Fees ) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2, Class A3, Class A4 and Class A5 Certificates current interest plus unpaid interest shortfalls, if any.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

To the Class M6 Certificates current interest.

8.

To the Class M7 Certificates current interest.

9.

To the Class M8 Certificates current interest.

10.

To the Class M9 Certificates current interest.

11.

To the Class M10 Certificates current interest.

12.

To the Class M11 Certificates current interest.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A Certificates to zero. The Class A1 Certificates and the Class A2 Certificates will be paid the Group I Percentage of the total principal remittance amount, pro rata, until their balance has been reduced to zero; provided however, that on any Distribution Date on or after which the Subordinate Certificates have been reduced to zero and the Excess Interest and Overcollateralization Amounts for such Distribution Date are insufficient to cover Realized Losses on the Group I Mortgage Loans, sequentially to the Class A1 Certificates and Class A2 Certificates, in that order, until their balance has been reduced to zero.  The Class A3 Certificates, Class A4 Certificates and Class A5 Certificates will be paid the Group II Percentage of the total Principal Remittance Amount, sequentially, in that order, until the balance of each such class has been reduced to zero.  After the class principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding, in the same priority described above.

2.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level (the “Class A Principal Distribution Amount”).  The Class A1 Certificates and the Class A2 Certificates will be paid to the Group I Percentage of the Class A Principal Distribution Amount, pro rata; provided however, that on any Distribution Date on or after which the Subordinate Certificates have been reduced to zero and the Excess Interest and Overcollateralization Amounts for such Distribution Date are insufficient to cover Realized Losses on the Group I Mortgage Loans sequentially to the Class A1 Certificates and Class A2 Certificates, in that order, until their balance has been reduced to zero.  The Class A3 Certificates will be paid the Group II Percentage of the Class A Principal Distribution Amount allocable to the Class A3 Certificates, Class A4 Certificates and Class A5 Certificates until its class principal balance has been reduced to zero, then the Class A4 Certificates will be paid the Group II Percentage of the Class A Principal Distribution Amount allocable to the Class A4 Certificates and Class A5 Certificates until its class principal balance has been reduced to zero and then the Class A5 Certificates will be paid the Group II Percentage of the Class A Principal Distribution Amount until its class principal balance has been reduced to zero.   After the class principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding, in the same priority described above.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

8.

Pay the Class M7 Certificates to their targeted enhancement level.

9.

Pay the Class M8 Certificates to their targeted enhancement level.

10.

Pay the Class M9 Certificates to their targeted enhancement level.

11.

Pay the Class M10 Certificates to their targeted enhancement level.

12.

Pay the Class M11 Certificates to their targeted enhancement level.

Class A2 Certificates:

The Class A2 Certificates will receive principal payments pro rata with Class A1 Certificates but will act as a first loss certificate.  In the event that losses reach the Class A Certificates, the losses allocated to the Group I Certificates will be absorbed first by the Class A2 Certificates and then the Class A1 Certificates.

Group I Percentage:	The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.
Group II Percentage:	The principal remittance amount for the Group II Collateral divided by the principal remittance amount for the total collateral.
Overcollateralization Provisions:

Any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates to build the Overcollateralization Amount to the target level.

2.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates, Class M9 Certificates, Class M10 Certificates and Class M11 Certificates, in that order.

3.

Reimbursement for prepayment interest shortfalls, first pari-passu to the Class A1, Class A2, Class A3, Class A4 and Class A5 Certificates, then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates, Class M9 Certificates, Class M10 Certificates and Class M11 Certificates, in that order.

4.

Carry Forward Amount first pari-passu to the Class A1, Class A2, Class A3, Class A4 and Class A5 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates, Class M9 Certificates, Class M10 Certificates and the Class M11 Certificates, in that order.

Group I Net WAC Rate	The Group I weighted average mortgage rate less the Servicing Fee rate.
Group II Net WAC Rate	The Group II weighted average mortgage rate less the Servicing Fee rate.
Available Funds Cap:

The Class A Certificates will generally be subject to their related Available Funds Cap equal to their related group Net WAC Rate less the related Cap Fee rate (expressed as a percentage of their groups respective outstanding collateral balance).

The Class M Certificates will generally be subject to their related Available Funds Cap equal to (a) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates), of the Available Funds Cap for each of Group I and Group II less the related Cap Fee rate (expressed as a percentage of the aggregate principal balance of the Mortgage Loans less the current principal balance of the Class A Certificates).

These amounts will be adjusted by a fraction equal to the numerator of which is the actual number of days elapsed from and including the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to a class of Certificates due to the related Available Funds Cap, amounts unpaid to such class of Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at [1.95%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [3.90%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and a Trigger Event is not in effect, and (ii) the later to occur of (x) the Distribution Date in [May 2008] and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [41.80%].

Credit Enhancement:

Enhancement Percentages
	Class A's	Class M1	Class M2	Class M3	Class M4	Class M5	Class M6	Class M7	Class M8	Class M9	Class M10	Class M11
Initially
(as % of the aggregate original principal balance)
Subordination	18.95%	15.05%	11.95%	10.05%	8.25%	6.70%	5.15%	3.75%	2.60%	1.70%	1.00%	0.00%
Overcollateralization	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%
Total Enhancement	20.90%	17.00%	13.90%	12.00%	10.20%	8.65%	7.10%	5.70%	4.55%	3.65%	2.95%	1.95%

After Anticipated Stepdown
(as % of the aggregate outstanding principal balance)
Subordination	37.90%	30.10%	23.90%	20.10%	16.50%	13.40%	10.30%	7.50%	5.20%	3.40%	2.00%	0.00%
Overcollateralization	3.90%	3.90%	3.90%	3.90%	3.90%	3.90%	3.90%	3.90%	3.90%	3.90%	3.90%	3.90%
Total Enhancement	41.80%	34.00%	27.80%	24.00%	20.40%	17.30%	14.20%	11.40%	9.10%	7.30%	5.90%	3.90%

Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean-up call can be exercised, the margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by 1.5x.

Cap Contract:

The Trust will include Cap Contracts for the benefit of the Group I Certificates, Group II Certificates and Class M Certificates.  The notional balance, strike and ceiling rate of each Cap Contract for any Distribution Date will be based on the applicable amount specified in the charts on Pages 12 through 14.  In exchange for a monthly fee (“Cap Fee”) (for only 30 periods), the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR is equal to, or exceeds the strike rate beginning with the Distribution Date in June 2005.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate.  The Group I Certificates Cap Contract and the Class M Certificates Cap Contract will terminate after the Distribution Date in August 2008.  The Group II Certificates Cap Contract will terminate after the Distribution Date in June 2008.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [36%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date –Update	Percentage
[May 2007 – April 2008]	[1.50%] for the first month, plus an additional 1/12th of [1.75%] for each month thereafter.
[May 2008 – April 2009]	[3.25%] for the first month, plus an additional 1/12th of [1.75%] for each month thereafter.
[May 2009 – April 2010]	[5.00%] for the first month, plus an additional 1/12th of [1.50%] for each month thereafter.
[May 2010 – April 2011]	[6.50%] for the first month, plus an additional 1/12th of [0.75%] for each month thereafter.
[May 2011 and thereafter]	[7.25%]

Group I Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	10	21	163,284,465	6.14	10
2	299,000,291	6.13	10	22	156,709,601	6.66	10
3	295,090,129	6.20	10	23	148,596,956	8.48	10
4	290,473,738	6.13	10	24	135,049,328	7.82	10
5	285,160,061	6.13	10	25	122,350,886	8.00	10
6	279,162,018	6.20	10	26	110,451,197	7.81	10
7	272,496,598	6.13	10	27	100,319,336	7.99	10
8	265,184,842	6.20	10	28	94,237,358	7.98	10
9	257,251,806	6.13	10	29	88,364,141	8.54	10
10	248,727,096	6.13	10	30	82,698,174	8.77	10
11	239,855,588	6.40	10	31	77,226,191	8.53	10
12	231,223,199	6.13	10	32	71,941,472	8.78	10
13	222,823,488	6.20	10	33	66,837,533	8.55	10
14	214,650,188	6.13	10	34	61,908,116	8.73	10
15	206,697,199	6.20	10	35	57,147,348	9.96	10
16	198,958,588	6.13	10	36	52,550,606	9.34	10
17	191,428,585	6.14	10	37	48,110,784	9.62	10
18	184,101,566	6.21	10	38	48,110,784	9.33	10
19	176,972,063	6.14	10	39	48,110,784	9.61	10
20	170,034,755	6.21	10	40	48,110,784	9.49	10

Group II Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	9.5	20	183,580,158	6.75	9.5
2	315,560,881	6.59	9.5	21	176,579,030	6.64	9.5
3	311,659,586	6.71	9.5	22	169,744,159	6.76	9.5
4	307,034,876	6.59	9.5	23	162,257,247	9.01	9.5
5	301,695,010	6.59	9.5	24	149,038,455	8.21	9.5
6	295,652,336	6.72	9.5	25	136,613,647	8.44	9.5
7	288,923,246	6.60	9.5	26	124,943,101	8.22	9.5
8	281,528,177	6.72	9.5	27	114,465,334	8.45	9.5
9	273,491,584	6.60	9.5	28	108,173,150	8.26	9.5
10	264,843,493	6.60	9.5	29	102,086,936	8.83	9.5
11	255,711,386	7.04	9.5	30	96,204,170	9.10	9.5
12	246,818,850	6.61	9.5	31	90,513,479	8.83	9.5
13	238,159,579	6.73	9.5	32	85,008,426	9.12	9.5
14	229,727,431	6.61	9.5	33	79,682,793	8.85	9.5
15	221,516,428	6.74	9.5	34	74,530,576	8.91	9.5
16	213,520,750	6.62	9.5	35	69,546,533	9.50	9.5
17	205,734,728	6.62	9.5	36	64,724,776	9.48	9.5
18	198,152,846	6.75	9.5	37	60,059,562	9.50	9.5
19	190,769,733	6.63	9.5	38	60,059,562	9.47	9.5

Class M Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	9.5	21	148,759,000	6.34	9.5
2	148,759,000	6.31	9.5	22	148,759,000	6.66	9.5
3	148,759,000	6.42	9.5	23	148,759,000	8.72	9.5
4	148,759,000	6.32	9.5	24	148,759,000	7.97	9.5
5	148,759,000	6.32	9.5	25	148,759,000	8.18	9.5
6	148,759,000	6.42	9.5	26	148,759,000	7.97	9.5
7	148,759,000	6.32	9.5	27	148,759,000	8.18	9.5
8	148,759,000	6.42	9.5	28	148,759,000	8.07	9.5
9	148,759,000	6.32	9.5	29	148,759,000	8.64	9.5
10	148,759,000	6.32	9.5	30	148,759,000	8.89	9.5
11	148,759,000	6.70	9.5	31	148,759,000	8.63	9.5
12	148,759,000	6.33	9.5	32	148,759,000	8.96	9.5
13	148,759,000	6.43	9.5	33	148,759,000	8.69	9.5
14	148,759,000	6.33	9.5	34	148,759,000	8.82	9.5
15	148,759,000	6.43	9.5	35	148,759,000	9.50	9.5
16	148,759,000	6.33	9.5	36	148,759,000	9.40	9.5
17	148,759,000	6.34	9.5	37	148,759,000	9.50	9.5
18	148,759,000	6.44	9.5	38	144,990,328	9.39	9.5
19	148,759,000	6.34	9.5	39	136,812,516	9.50	9.5
20	148,759,000	6.44	9.5	40	128,906,288	9.49	9.5

Bond Sensitivity Tables

To Call

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.36	4.39	2.69	2.22	1.38	1.24	1.13
Mod Durn	14.10	3.94	2.53	2.11	1.34	1.21	1.10
Principal Window	1 - 343	1 - 157	1 - 93	1 - 75	1 - 31	1 - 26	1 - 25

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	11.91	1.64	1.15	1.00	0.77	0.69	0.63
Mod Durn	9.92	1.59	1.13	0.98	0.76	0.69	0.63
Principal Window	1 - 187	1 - 34	1 - 23	1 - 20	1 - 15	1 - 13	1 - 11

Class A4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	22.23	6.33	3.77	3.00	1.88	1.68	1.52
Mod Durn	16.14	5.67	3.53	2.85	1.82	1.64	1.48
Principal Window	187 - 337	34 - 157	23 - 93	20 - 75	15 - 29	13 - 25	11 - 24

Class A5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	28.57	13.14	7.81	6.31	2.66	2.23	2.12
Mod Durn	18.86	10.77	6.93	5.72	2.55	2.16	2.04
Principal Window	337 - 343	157 - 157	93 - 93	75 - 75	29 - 33	25 - 27	24 - 25

 Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.20	8.70	5.27	4.70	3.82	3.13	2.77
Mod Durn	17.60	7.46	4.80	4.34	3.58	2.98	2.65
Principal Window	261 - 343	51 - 157	40 - 93	44 - 75	33 - 48	27 - 39	25 - 34

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.20	8.70	5.25	4.58	4.06	3.31	2.89
Mod Durn	17.53	7.45	4.78	4.23	3.80	3.13	2.76
Principal Window	261 - 343	51 - 157	39 - 93	42 - 75	48 - 48	39 - 39	34 - 34

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.20	8.70	5.24	4.52	4.04	3.29	2.88
Mod Durn	17.47	7.44	4.77	4.18	3.78	3.12	2.75
Principal Window	261 - 343	51 - 157	39 - 93	41 - 75	46 - 48	38 - 39	33 - 34

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.20	8.70	5.23	4.49	3.84	3.14	2.76
Mod Durn	17.09	7.36	4.73	4.13	3.59	2.97	2.63
Principal Window	261 - 343	51 - 157	38 - 93	40 - 75	43 - 48	35 - 39	31 - 34

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.20	8.70	5.22	4.47	3.67	3.01	2.66
Mod Durn	16.99	7.35	4.71	4.10	3.44	2.85	2.53
Principal Window	261 - 343	51 - 157	38 - 93	39 - 75	41 - 48	33 - 39	30 - 34

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.20	8.70	5.22	4.44	3.55	2.91	2.58
Mod Durn	16.89	7.33	4.71	4.07	3.33	2.75	2.46
Principal Window	261 - 343	51 - 157	38 - 93	39 - 75	39 - 48	32 - 39	28 - 34

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.20	8.70	5.21	4.43	3.46	2.84	2.52
Mod Durn	15.94	7.15	4.62	4.00	3.21	2.67	2.38
Principal Window	261 - 343	51 - 157	37 - 93	38 - 75	38 - 48	31 - 39	28 - 34

Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.20	8.70	5.21	4.41	3.39	2.78	2.47
Mod Durn	15.76	7.11	4.60	3.98	3.14	2.61	2.33
Principal Window	261 - 343	51 - 157	37 - 93	38 - 75	37 - 48	30 - 39	27 - 34

Class M9

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.20	8.70	5.21	4.41	3.34	2.75	2.46
Mod Durn	14.66	6.89	4.51	3.91	3.06	2.56	2.29
Principal Window	261 - 343	51 - 157	37 - 93	38 - 75	36 - 48	29 - 39	26 - 34

Bond Sensitivity Tables

To Maturity

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.43	4.59	2.83	2.33	1.38	1.24	1.13
Mod Durn	14.13	4.07	2.63	2.20	1.34	1.21	1.10
Principal Window	1 - 358	1 - 268	1 - 178	1 - 146	1 - 31	1 - 26	1 - 25

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	11.91	1.64	1.15	1.00	0.77	0.69	0.63
Mod Durn	9.92	1.59	1.13	0.98	0.76	0.69	0.63
Principal Window	1 - 187	1 - 34	1 - 23	1 - 20	1 - 15	1 - 13	1 - 11

Class A4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	22.23	6.34	3.78	3.01	1.88	1.68	1.52
Mod Durn	16.14	5.68	3.54	2.85	1.82	1.64	1.48
Principal Window	187 - 337	34 - 169	23 - 101	20 - 80	15 - 29	13 - 25	11 - 24

Class A5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	28.88	17.49	11.91	9.63	2.66	2.23	2.12
Mod Durn	18.99	13.36	9.86	8.24	2.55	2.16	2.04
Principal Window	337 - 354	169 - 296	101 - 197	80 - 174	29 - 33	25 - 27	24 - 25

 Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.32	9.37	5.87	5.16	6.29	5.24	4.52
Mod Durn	17.65	7.87	5.24	4.70	5.62	4.77	4.18
Principal Window	261 - 357	51 - 259	40 - 178	44 - 144	33 - 124	27 - 103	25 - 88

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.32	9.35	5.83	5.03	4.98	4.07	3.50
Mod Durn	17.58	7.84	5.20	4.58	4.58	3.80	3.30
Principal Window	261 - 356	51 - 249	39 - 174	42 - 137	51 - 93	41 - 77	36 - 66

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.32	9.32	5.80	4.95	4.39	3.60	3.13
Mod Durn	17.52	7.82	5.17	4.51	4.08	3.38	2.96
Principal Window	261 - 356	51 - 239	39 - 165	41 - 131	46 - 88	38 - 73	33 - 62

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.32	9.29	5.76	4.90	4.13	3.39	2.96
Mod Durn	17.13	7.72	5.11	4.44	3.83	3.18	2.80
Principal Window	261 - 355	51 - 232	38 - 159	40 - 126	43 - 84	35 - 69	31 - 59

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.32	9.26	5.73	4.86	3.94	3.24	2.84
Mod Durn	17.03	7.68	5.08	4.40	3.67	3.05	2.70
Principal Window	261 - 355	51 - 223	38 - 152	39 - 120	41 - 80	33 - 66	30 - 56

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.31	9.21	5.69	4.80	3.80	3.12	2.75
Mod Durn	16.93	7.63	5.04	4.35	3.54	2.94	2.61
Principal Window	261 - 354	51 - 214	38 - 145	39 - 115	39 - 76	32 - 63	28 - 53

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.31	9.14	5.63	4.75	3.68	3.02	2.67
Mod Durn	15.98	7.40	4.91	4.24	3.39	2.83	2.51
Principal Window	261 - 353	51 - 203	37 - 136	38 - 108	38 - 71	31 - 59	28 - 50

Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.30	9.05	5.55	4.68	3.57	2.94	2.59
Mod Durn	15.79	7.31	4.84	4.18	3.29	2.74	2.44
Principal Window	261 - 352	51 - 190	37 - 127	38 - 101	37 - 66	30 - 54	27 - 46

Class M9

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.28	9.00	5.47	4.61	3.48	2.87	2.55
Mod Durn	14.68	7.04	4.68	4.06	3.17	2.65	2.38
Principal Window	261 - 350	51 - 178	37 - 117	38 - 94	36 - 61	29 - 50	26 - 43

Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	25-May-05	1.33	1.33	39	25-Jul-08	5.31	4.43
2	25-Jun-05	3.31	3.08	40	25-Aug-08	5.22	4.27
3	25-Jul-05	3.41	2.96	41	25-Sep-08	5.22	4.38
4	25-Aug-05	3.31	2.78	42	25-Oct-08	5.34	4.54
5	25-Sep-05	3.31	2.54	43	25-Nov-08	5.23	4.36
6	25-Oct-05	3.41	2.57	44	25-Dec-08	5.34	4.52
7	25-Nov-05	3.31	2.36	45	25-Jan-09	5.24	4.33
8	25-Dec-05	3.41	2.35	46	25-Feb-09	5.24	4.33
9	25-Jan-06	3.30	2.10	47	25-Mar-09	5.56	4.88
10	25-Feb-06	3.30	2.09	48	25-Apr-09	5.25	4.35
11	25-Mar-06	3.61	2.48	49	25-May-09	5.35	4.51
12	25-Apr-06	3.30	1.98	50	25-Jun-09	5.25	4.31
13	25-May-06	3.40	2.06	51	25-Jul-09	5.35	4.47
14	25-Jun-06	3.29	1.86	52	25-Aug-09	5.24	4.29
15	25-Jul-06	3.39	1.96	53	25-Sep-09	5.24	4.31
16	25-Aug-06	3.29	1.76	54	25-Oct-09	5.34	4.47
17	25-Sep-06	3.29	1.72	55	25-Nov-09	5.24	4.28
18	25-Oct-06	3.39	1.83	56	25-Dec-09	5.34	4.43
19	25-Nov-06	3.28	1.64	57	25-Jan-10	5.23	4.24
20	25-Dec-06	3.38	1.77	58	25-Feb-10	5.27	4.30
21	25-Jan-07	3.27	1.58	59	25-Mar-10	5.63	4.90
22	25-Feb-07	3.59	1.89	60	25-Apr-10	5.32	4.37
23	25-Mar-07	5.28	3.74	61	25-May-10	5.42	4.53
24	25-Apr-07	4.96	3.24	62	25-Jun-10	5.31	4.34
25	25-May-07	5.05	3.36	63	25-Jul-10	5.41	4.51
26	25-Jun-07	4.94	3.18	64	25-Aug-10	5.31	4.32
27	25-Jul-07	5.03	3.32	65	25-Sep-10	5.30	4.33
28	25-Aug-07	4.92	3.25	66	25-Oct-10	5.40	4.50
29	25-Sep-07	5.16	3.83	67	25-Nov-10	5.30	4.31
30	25-Oct-07	5.26	3.97	68	25-Dec-10	5.40	4.47
31	25-Nov-07	5.14	3.79	69	25-Jan-11	5.30	4.28
32	25-Dec-07	5.29	3.99	70	25-Feb-11	5.30	4.28
33	25-Jan-08	5.18	3.80	71	25-Mar-11	5.62	4.84
34	25-Feb-08	5.19	3.85	72	25-Apr-11	5.31	4.30
35	25-Mar-08	5.43	4.70	73	25-May-11	5.42	4.46
36	25-Apr-08	5.21	4.34	74	25-Jun-11	5.32	4.28
37	25-May-08	5.31	4.49	75	25-Jul-11	5.43	4.44
38	25-Jun-08	5.17	4.24

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the Servicing Fee and Cap Fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

Group I Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-May-05	NA	39	25-Jul-08	10.00
2	25-Jun-05	10.00	40	25-Aug-08	10.00
3	25-Jul-05	10.00	41	25-Sep-08	10.05
4	25-Aug-05	10.00	42	25-Oct-08	10.38
5	25-Sep-05	10.00	43	25-Nov-08	10.03
6	25-Oct-05	10.00	44	25-Dec-08	10.36
7	25-Nov-05	10.00	45	25-Jan-09	10.02
8	25-Dec-05	10.00	46	25-Feb-09	10.11
9	25-Jan-06	10.00	47	25-Mar-09	11.80
10	25-Feb-06	10.00	48	25-Apr-09	10.65
11	25-Mar-06	10.00	49	25-May-09	10.99
12	25-Apr-06	10.00	50	25-Jun-09	10.63
13	25-May-06	10.00	51	25-Jul-09	10.97
14	25-Jun-06	10.00	52	25-Aug-09	10.62
15	25-Jul-06	10.00	53	25-Sep-09	10.88
16	25-Aug-06	10.00	54	25-Oct-09	11.23
17	25-Sep-06	10.00	55	25-Nov-09	10.85
18	25-Oct-06	10.00	56	25-Dec-09	11.21
19	25-Nov-06	10.00	57	25-Jan-10	10.83
20	25-Dec-06	10.00	58	25-Feb-10	10.82
21	25-Jan-07	10.00	59	25-Mar-10	12.15
22	25-Feb-07	10.00	60	25-Apr-10	10.96
23	25-Mar-07	10.00	61	25-May-10	11.31
24	25-Apr-07	10.00	62	25-Jun-10	10.94
25	25-May-07	10.00	63	25-Jul-10	11.29
26	25-Jun-07	10.00	64	25-Aug-10	10.91
27	25-Jul-07	10.00	65	25-Sep-10	10.93
28	25-Aug-07	10.00	66	25-Oct-10	11.29
29	25-Sep-07	10.00	67	25-Nov-10	10.91
30	25-Oct-07	10.00	68	25-Dec-10	11.26
31	25-Nov-07	10.00	69	25-Jan-11	10.88
32	25-Dec-07	10.00	70	25-Feb-11	10.87
33	25-Jan-08	10.00	71	25-Mar-11	12.05
34	25-Feb-08	10.00	72	25-Apr-11	10.87
35	25-Mar-08	10.00	73	25-May-11	11.22
36	25-Apr-08	10.00	74	25-Jun-11	10.84
37	25-May-08	10.00	75	25-Jul-11	11.19
38	25-Jun-08	10.00

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

Group II Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-May-05	NA	39	25-Jul-08	9.78
2	25-Jun-05	9.50	40	25-Aug-08	9.51
3	25-Jul-05	9.50	41	25-Sep-08	10.06
4	25-Aug-05	9.50	42	25-Oct-08	10.39
5	25-Sep-05	9.50	43	25-Nov-08	10.05
6	25-Oct-05	9.50	44	25-Dec-08	10.38
7	25-Nov-05	9.50	45	25-Jan-09	10.03
8	25-Dec-05	9.50	46	25-Feb-09	10.05
9	25-Jan-06	9.50	47	25-Mar-09	11.61
10	25-Feb-06	9.50	48	25-Apr-09	10.47
11	25-Mar-06	9.50	49	25-May-09	10.81
12	25-Apr-06	9.50	50	25-Jun-09	10.45
13	25-May-06	9.50	51	25-Jul-09	10.79
14	25-Jun-06	9.50	52	25-Aug-09	10.44
15	25-Jul-06	9.50	53	25-Sep-09	10.58
16	25-Aug-06	9.50	54	25-Oct-09	10.93
17	25-Sep-06	9.50	55	25-Nov-09	10.56
18	25-Oct-06	9.50	56	25-Dec-09	10.90
19	25-Nov-06	9.50	57	25-Jan-10	10.54
20	25-Dec-06	9.50	58	25-Feb-10	10.65
21	25-Jan-07	9.50	59	25-Mar-10	11.80
22	25-Feb-07	9.50	60	25-Apr-10	10.64
23	25-Mar-07	9.50	61	25-May-10	10.99
24	25-Apr-07	9.50	62	25-Jun-10	10.62
25	25-May-07	9.50	63	25-Jul-10	10.96
26	25-Jun-07	9.50	64	25-Aug-10	10.62
27	25-Jul-07	9.50	65	25-Sep-10	10.61
28	25-Aug-07	9.50	66	25-Oct-10	10.95
29	25-Sep-07	9.50	67	25-Nov-10	10.59
30	25-Oct-07	9.50	68	25-Dec-10	10.93
31	25-Nov-07	9.50	69	25-Jan-11	10.56
32	25-Dec-07	9.50	70	25-Feb-11	10.57
33	25-Jan-08	9.50	71	25-Mar-11	11.69
34	25-Feb-08	9.50	72	25-Apr-11	10.54
35	25-Mar-08	10.13	73	25-May-11	10.88
36	25-Apr-08	9.50	74	25-Jun-11	10.52
37	25-May-08	9.79	75	25-Jul-11	10.86
38	25-Jun-08	9.50

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

Class M Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-May-05	NA	39	25-Jul-08	9.70
2	25-Jun-05	9.50	40	25-Aug-08	9.50
3	25-Jul-05	9.50	41	25-Sep-08	10.06
4	25-Aug-05	9.50	42	25-Oct-08	10.38
5	25-Sep-05	9.50	43	25-Nov-08	10.04
6	25-Oct-05	9.50	44	25-Dec-08	10.37
7	25-Nov-05	9.50	45	25-Jan-09	10.03
8	25-Dec-05	9.50	46	25-Feb-09	10.08
9	25-Jan-06	9.50	47	25-Mar-09	11.70
10	25-Feb-06	9.50	48	25-Apr-09	10.56
11	25-Mar-06	9.50	49	25-May-09	10.90
12	25-Apr-06	9.50	50	25-Jun-09	10.54
13	25-May-06	9.50	51	25-Jul-09	10.88
14	25-Jun-06	9.50	52	25-Aug-09	10.53
15	25-Jul-06	9.50	53	25-Sep-09	10.73
16	25-Aug-06	9.50	54	25-Oct-09	11.07
17	25-Sep-06	9.50	55	25-Nov-09	10.71
18	25-Oct-06	9.50	56	25-Dec-09	11.05
19	25-Nov-06	9.50	57	25-Jan-10	10.68
20	25-Dec-06	9.50	58	25-Feb-10	10.74
21	25-Jan-07	9.51	59	25-Mar-10	11.97
22	25-Feb-07	9.50	60	25-Apr-10	10.80
23	25-Mar-07	9.50	61	25-May-10	11.15
24	25-Apr-07	9.50	62	25-Jun-10	10.78
25	25-May-07	9.50	63	25-Jul-10	11.12
26	25-Jun-07	9.50	64	25-Aug-10	10.76
27	25-Jul-07	9.50	65	25-Sep-10	10.77
28	25-Aug-07	9.50	66	25-Oct-10	11.12
29	25-Sep-07	9.50	67	25-Nov-10	10.75
30	25-Oct-07	9.50	68	25-Dec-10	11.09
31	25-Nov-07	9.50	69	25-Jan-11	10.72
32	25-Dec-07	9.50	70	25-Feb-11	10.72
33	25-Jan-08	9.50	71	25-Mar-11	11.87
34	25-Feb-08	9.50	72	25-Apr-11	10.71
35	25-Mar-08	10.05	73	25-May-11	11.05
36	25-Apr-08	9.50	74	25-Jun-11	10.68
37	25-May-08	9.71	75	25-Jul-11	11.03
38	25-Jun-08	9.50

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

              100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break (%)	Cum Loss (%)	CDR Break (%)	Cum Loss (%)
Class M1	30.6	21.90	27.5	20.50
Class M2	25.1	19.33	22.2	17.82
Class M3	22.0	17.70	19.3	16.17
Class M4	19.4	16.22	16.7	14.56
Class M5	17.2	14.87	14.6	13.17
Class M6	15.2	13.57	12.7	11.82
Class M7	13.4	12.32	10.9	10.46
Class M8	12.0	11.29	9.6	9.43
Class M9	10.8	10.38	8.5	8.51
Class M10	10.0	9.74	7.7	7.82
Class M11	9.0	8.93	6.8	7.03

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28 and 3/27 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans and five year interest-only loans that have a first rate adjustment date after two, three or five years.  The 2/28 and 3/27 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through [April 2005].  The final pool will be approximately $[785,000,000] (+/-10%).

ABSC 2005-HE3

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	Total Second Lien Collateral	Total Interest Only Collateral	Group I (Conforming Summary)	Group II (Non-Conforming Summary)

Current Balance	$787,984,549.64	$643,483,635.16	$144,500,914.48	$78,900,493.56	$232,695,255.52	$383,503,019.01	$404,481,530.63
Number of Loans	4,282	2,617	1,665	1,303	752	1,942	2,340
Average Current Balance	$184,022.55	$245,885.99	$86,787.34	$60,552.95	$309,435.18	$197,478.38	$172,855.35
Interest Only Loans	29.53%	36.16%	0.00%	0.00%	100.00%	24.93%	33.89%
Fixed Rate Loans	18.34%	0.00%	100.00%	100.00%	0.00%	12.09%	24.26%
Adjustable Rate Loans	81.66%	100.00%	0.00%	0.00%	100.00%	87.91%	75.74%
W.A. Coupon	6.999%	6.637%	8.613%	10.002%	6.113%	6.735%	7.250%
W.A. Margin	6.076%	6.076%	0.000%	0.000%	5.727%	6.038%	6.119%
W.A. Original LTV	82.53%	80.89%	89.86%	99.55%	81.48%	80.62%	84.35%
W.A. Original Term	341	360	256	180	360	355	328
W.A. Remaining Term	339	358	254	178	357	353	325
W.A. FICO	645	643	654	665	667	645	645
Owner Occupied	95.08%	94.96%	95.60%	98.00%	98.20%	95.03%	95.13%
First Lien Percentage	89.99%	100.00%	45.40%	0.00%	100.00%	98.02%	82.37%
Second Lien Percentage	10.01%	0.00%	54.60%	100.00%	0.00%	1.98%	17.63%
Top 5 States	CA(53.77%) NY(8.26%) VA(4.39%) MD(3.74%) TX(3.67%)	CA(56.02%) NY(6.84%) VA(4.59%) MD(3.81%) FL(3.44%)	CA(43.73%) NY(14.56%) TX(4.99%) FL(4.48%) NJ(3.58%)	CA(57.85%) NY(6.14%) TX(5.36%) VA(4.66%) MD(3.60%)	CA(76.14%) VA(3.52%) MD(2.72%) NY(2.28%) NV(2.06%)	CA(45.09%) NY(9.54%) VA(5.39%) MD(4.89%) FL(4.05%)	CA(62.00%) NY(7.04%) TX(3.90%) VA(3.45%) FL(3.24%)
Conforming by Balance	70.75%	66.40%	90.12%	100.00%	54.79%	100.00%	43.02%
Non-Conforming by Balance	29.25%	33.60%	9.88%	0.00%	45.21%	0.00%	56.98%

Seven sets of tables follow.

The first set of tables is the Total Pool collateral.

The second set of tables is the Group I Pool which consist of collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The third set of tables is the Group II Pool which consists of collateral that may or may not conform to Fannie Mae or Freddie Mac Guidelines.

The fourth set of tables is the Adjustable Rate Mortgage collateral of the Total Pool.

The fifth set of tables is the Fixed Rate Mortgage collateral of the Total Pool.

The sixth set of tables is the Second Lien Mortgage collateral of the Total Pool.

The seventh set of tables is the Interest Only Mortgage collateral of the Total Pool.

ABSC SERIES 2005-HE3

TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	166	$3,320,916.00	0.42%	648	99.15%	10.190%	97.47%
25,001 - 50,000	474	17,882,589.00	2.27	651	97.06	9.963	92.59
50,001 - 75,000	530	33,150,708.00	4.21	646	92.75	9.315	94.68
75,001 - 100,000	410	35,872,321.00	4.55	643	88.47	8.515	92.01
100,001 - 125,000	338	37,983,318.00	4.82	638	85.25	7.817	92.62
125,001 - 150,000	284	38,871,326.00	4.93	630	81.49	7.351	91.81
150,001 - 175,000	239	38,820,090.00	4.93	640	81.29	7.102	92.94
175,001 - 200,000	268	50,603,563.00	6.42	637	80.44	6.875	94.35
200,001 - 250,000	398	89,101,018.00	11.30	636	79.98	6.701	96.46
250,001 - 300,000	366	100,518,730.00	12.75	647	80.23	6.548	95.92
300,001 - 400,000	438	151,490,933.00	19.22	641	81.01	6.575	94.77
400,001 - 500,000	211	94,608,560.00	12.00	653	81.80	6.537	97.20
500,001 - 600,000	93	50,387,411.00	6.39	660	82.54	6.425	95.79
600,001 - 700,000	49	31,867,137.00	4.04	666	82.12	6.307	96.21
700,001 or Greater	18	13,727,759.00	1.74	664	82.20	6.555	100.00
Total:	4,282	$788,206,379.00	100.00%	645	82.53%	6.999%	95.08%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	166	$3,319,474.37	0.42%	648	99.15%	10.190%	97.47%
25,001 - 50,000	474	17,876,675.10	2.27	651	97.06	9.963	92.59
50,001 - 75,000	530	33,137,327.43	4.21	646	92.75	9.315	94.68
75,001 - 100,000	410	35,857,818.52	4.55	643	88.47	8.515	92.01
100,001 - 125,000	338	37,970,440.56	4.82	638	85.25	7.817	92.62
125,001 - 150,000	284	38,852,822.43	4.93	630	81.49	7.351	91.81
150,001 - 175,000	239	38,805,295.21	4.92	640	81.29	7.102	92.94
175,001 - 200,000	268	50,590,263.16	6.42	637	80.44	6.875	94.35
200,001 - 250,000	398	89,072,939.27	11.30	636	79.98	6.701	96.46
250,001 - 300,000	366	100,491,984.34	12.75	647	80.23	6.548	95.92
300,001 - 400,000	438	151,449,102.77	19.22	641	81.01	6.575	94.77
400,001 - 500,000	211	94,589,010.25	12.00	653	81.80	6.537	97.20
500,001 - 600,000	93	50,381,090.88	6.39	660	82.54	6.425	95.79
600,001 - 700,000	49	31,863,117.32	4.04	666	82.12	6.307	96.21
700,001 or Greater	18	13,727,188.03	1.74	664	82.20	6.555	100.00
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
=500	2	$476,000.00	0.06%	500	53.62%	8.556%	100.00%
501 - 525	116	20,701,814.98	2.63	513	76.63	8.132	97.80
526 - 550	136	25,330,848.20	3.21	538	76.09	7.994	96.56
551 - 575	203	40,027,603.96	5.08	562	80.13	7.464	96.39
576 - 600	430	71,122,943.13	9.03	589	81.27	7.096	97.99
601 - 625	679	115,080,805.50	14.60	613	82.27	7.027	95.81
626 - 650	837	152,456,661.84	19.35	639	83.24	6.969	96.99
651 - 675	767	149,846,573.78	19.02	663	83.72	6.797	95.10
676 - 700	465	89,044,973.10	11.30	688	83.59	6.800	93.53
701 - 725	299	58,022,651.05	7.36	713	83.81	6.805	91.22
726 - 750	193	37,563,827.92	4.77	737	83.67	6.764	89.97
751 - 775	115	21,507,725.73	2.73	759	82.75	6.785	90.12
776 - 800	34	6,156,852.72	0.78	786	84.38	6.950	82.71
801 - 825	6	645,267.73	0.08	808	87.30	6.635	100.00
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%
Weighted Average: 645

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
120 or Less	2	$106,205.09	0.01%	641	82.17%	6.299%	100.00%
121 - 180	1,329	82,019,763.86	10.41	664	98.62	9.886	97.59
181 - 240	11	1,469,815.65	0.19	625	72.55	7.378	100.00
241 - 300	1	301,097.37	0.04	576	90.00	6.500	100.00
301 - 360	2,939	704,087,667.67	89.35	643	80.68	6.663	94.77
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%
Weighted Average: 341

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	1,331	$82,125,968.95	10.42%	664	98.60%	9.882%	97.59%
181 - 348	12	1,770,913.02	0.22	617	75.52	7.229	100.00
349 - 360	2,939	704,087,667.67	89.35	643	80.68	6.663	94.77
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%
Weighted Average: 339

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	3,053	$554,523,335.10	70.37%	641	82.37%	7.006%	96.20%
PUD - Detached	418	80,945,167.86	10.27	649	83.63	6.996	92.48
Condominium	389	64,117,076.73	8.14	649	82.98	6.901	91.55
2-4 Family	243	59,200,925.14	7.51	665	81.83	7.058	91.49
PUD - Attached	147	25,395,258.88	3.22	650	84.53	7.011	96.12
Manufactured Housing	32	3,802,785.93	0.48	640	72.59	6.838	96.27
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	4,038	$749,216,641.25	95.08%	644	82.50%	6.987%	100.00%
Investment	141	22,716,619.12	2.88	661	81.79	7.333	0.00
Second Home	103	16,051,289.27	2.04	682	84.99	7.086	0.00
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Purchase	2,431	$402,937,869.29	51.14%	664	84.01%	7.129%	94.81%
Cash Out	1,519	322,168,172.62	40.89	624	81.02	6.863	95.40
Rate/Term	332	62,878,507.73	7.98	626	80.81	6.871	95.19
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	69	$10,303,368.70	1.31%	599	40.28%	7.023%	85.55%
50.01 - 60.00	66	13,165,463.67	1.67	598	55.70	6.819	98.03
60.01 - 70.00	165	36,676,427.56	4.65	614	66.70	6.877	96.65
70.01 - 80.00	1,807	440,685,977.44	55.93	653	79.34	6.505	96.18
80.01 - 90.00	663	155,891,425.52	19.78	628	87.53	6.855	92.56
90.01 - 100.00	1,512	131,261,886.75	16.66	655	97.75	8.880	94.38
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%
Weighted Average: 82.53%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	1,796	$423,699,154.27	53.77%	651	82.16%	6.787%	96.09%
New York	273	65,053,829.11	8.26	647	81.75	7.032	98.49
Virginia	199	34,608,485.99	4.39	640	81.58	7.304	97.67
Maryland	177	29,484,911.06	3.74	627	83.72	7.194	97.37
Texas	276	28,924,603.74	3.67	646	83.58	7.533	92.26
Florida	228	28,624,715.43	3.63	633	83.15	7.491	91.22
New Jersey	98	21,963,564.72	2.79	641	81.20	6.991	98.41
Illinois	125	19,438,062.42	2.47	633	85.00	7.407	96.85
Nevada	96	16,936,645.20	2.15	651	82.42	7.061	73.94
Other(2)	1,014	119,250,577.70	15.13	633	83.74	7.277	92.03
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%
(2) Number of Other States Represented: 38 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full	1,954	$318,073,630.26	40.37%	629	83.18%	6.866%	96.38%
Stated - Assets Verified	1,187	201,005,907.10	25.51	678	84.05	7.443	96.62
Stated	463	117,337,175.49	14.89	636	77.03	6.952	91.64
Limited	453	104,822,451.15	13.30	639	83.74	6.662	92.62
Lite	151	30,481,825.47	3.87	653	82.60	6.843	97.03
Full Alternative	74	16,263,560.17	2.06	623	82.88	6.924	87.76
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	14	$4,650,364.06	0.59%	684	80.70%	4.943%	91.43%
5.001 - 5.500	162	51,154,969.55	6.49	674	80.19	5.344	97.00
5.501 - 6.000	511	141,922,751.42	18.01	662	79.83	5.848	97.93
6.001 - 6.500	601	158,999,769.47	20.18	653	80.53	6.329	97.88
6.501 - 7.000	676	160,583,713.83	20.38	642	80.87	6.805	93.52
7.001 - 7.500	374	82,665,461.61	10.49	626	80.45	7.320	92.42
7.501 - 8.000	320	60,101,522.41	7.63	620	81.62	7.798	87.18
8.001 - 8.500	226	29,385,163.73	3.73	613	85.11	8.320	91.99
8.501 - 9.000	222	22,773,911.14	2.89	607	89.29	8.798	89.96
9.001 - 9.500	198	17,734,283.79	2.25	636	92.55	9.383	98.40
9.501 - 10.000	419	25,946,357.79	3.29	652	97.68	9.914	97.12
10.001 - 10.500	181	10,692,883.01	1.36	650	98.21	10.387	96.78
10.501 - 11.000	239	15,127,021.13	1.92	639	99.24	10.849	99.12
11.001 - 11.500	91	4,117,030.75	0.52	628	98.98	11.399	100.00
11.501 - 12.000	38	1,717,006.72	0.22	629	98.79	11.937	100.00
12.001 - 12.500	6	259,037.75	0.03	666	100.00	12.402	100.00
12.501 - 13.000	4	153,301.48	0.02	628	97.90	12.845	100.00
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%
Weighted Average: 6.999%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,665	$144,500,914.48	18.34%	654	89.86%	8.613%	95.60%
11.001 - 11.500	14	4,650,364.06	0.59	684	80.70	4.943	91.43
11.501 - 12.000	160	51,514,843.35	6.54	674	80.26	5.351	97.02
12.001 - 12.500	482	133,199,490.23	16.90	662	80.09	5.844	97.91
12.501 - 13.000	533	143,405,408.94	18.20	652	80.83	6.326	98.06
13.001 - 13.500	581	142,265,421.78	18.05	642	81.21	6.806	93.36
13.501 - 14.000	315	71,299,944.60	9.05	625	80.66	7.323	92.79
14.001 - 14.500	266	53,013,062.70	6.73	620	81.70	7.795	87.31
14.501 - 15.000	122	21,393,268.00	2.71	581	81.23	8.306	92.62
15.001 - 15.500	88	14,143,249.40	1.79	574	85.39	8.772	87.57
15.501 - 16.000	32	5,665,602.67	0.72	558	80.98	9.235	97.77
16.001 - 16.500	15	2,132,318.00	0.27	534	82.45	9.728	100.00
16.501 - 17.000	5	571,626.79	0.07	541	78.88	10.222	76.95
17.001 - 17.500	3	169,534.64	0.02	543	88.08	10.856	100.00
17.501 - 18.000	1	59,500.00	0.01	510	85.00	11.125	100.00
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%
Weighted Average: 13.136%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,665	$144,500,914.48	18.34%	654	89.86%	8.613%	95.60%
3.001 - 3.500	1	115,000.00	0.01	648	63.89	5.750	100.00
4.001 - 4.500	12	3,488,330.43	0.44	663	71.35	5.637	100.00
4.501 - 5.000	280	79,029,317.18	10.03	661	79.92	5.954	96.37
5.001 - 5.500	408	99,752,860.21	12.66	650	79.75	6.085	97.82
5.501 - 6.000	529	139,430,814.61	17.69	649	80.48	6.358	97.15
6.001 - 6.500	640	163,479,351.74	20.75	645	80.84	6.743	94.39
6.501 - 7.000	369	82,785,846.69	10.51	630	82.09	7.166	90.73
7.001 - 7.500	189	39,741,918.21	5.04	623	82.53	7.526	93.53
7.501 - 8.000	157	29,742,591.21	3.77	609	84.62	8.074	88.27
8.001 - 8.500	21	3,736,968.60	0.47	565	84.98	8.527	90.56
8.501 - 9.000	7	1,260,059.49	0.16	548	82.66	9.036	91.86
9.001 - 9.500	4	920,576.79	0.12	533	77.69	9.270	94.53
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%
Weighted Average: 6.076%

NEXT RATE ADJUSTMENT DATE OF THE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,665	$144,500,914.48	18.34%	654	89.86%	8.613%	95.60%
2005-06	1	474,451.43	0.06	686	95.00	8.750	0.00
2005-07	2	416,001.49	0.05	534	82.23	7.674	68.22
2006-10	3	679,734.73	0.09	674	80.00	6.583	100.00
2006-11	12	2,295,652.95	0.29	671	80.07	6.719	97.07
2006-12	112	27,304,119.46	3.47	644	80.74	6.568	96.51
2007-01	824	197,363,000.10	25.05	642	81.39	6.587	94.31
2007-02	1,462	364,416,910.31	46.25	641	80.55	6.696	95.27
2007-03	1	354,237.00	0.04	741	80.00	6.500	100.00
2007-12	5	1,485,502.75	0.19	624	73.51	7.488	100.00
2008-01	32	6,721,895.59	0.85	618	80.67	7.002	97.27
2008-02	50	11,771,063.10	1.49	633	82.33	6.629	92.77
2009-12	5	837,926.38	0.11	727	80.83	5.598	100.00
2010-01	38	11,398,953.06	1.45	661	82.16	6.148	94.68
2010-02	70	17,964,186.81	2.28	677	81.04	6.184	96.26
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	1,329	$217,026,616.59	27.54%	647	83.50%	7.396%	94.79%
7 - 12	152	34,183,941.59	4.34	650	80.72	6.909	92.22
13 - 24	2,311	466,554,078.39	59.21	643	82.26	6.796	95.64
25 - 36	490	70,219,913.07	8.91	646	82.27	7.173	93.65
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
2/28 ARM	1,743	$383,951,087.15	48.73%	629	80.53%	6.942%	93.25%
3/27 ARM	83	18,788,086.82	2.38	626	81.16	6.892	94.49
5/25 ARM	36	7,158,752.75	0.91	660	79.02	6.468	90.60
6 Month Libor	3	890,452.92	0.11	615	89.03	8.247	31.87
Balloon	1,292	78,286,505.35	9.94	665	99.54	9.996	97.99
Fixed	373	66,214,409.13	8.40	640	78.41	6.977	92.78
IO ARM 2/28	671	208,462,567.40	26.46	666	81.41	6.122	98.28
IO ARM 3/27	4	1,190,374.62	0.15	645	80.33	5.655	100.00
IO ARM 5/25	77	23,042,313.50	2.92	676	82.21	6.057	97.37
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	1,889	$406,541,821.84	51.59%	683	83.02%	6.675%	93.51%
A	1,503	218,222,371.05	27.69	630	84.02	7.272	96.69
A-	389	66,778,651.42	8.47	597	81.51	7.084	97.27
B+	230	46,211,302.26	5.86	566	79.77	7.382	95.62
B	242	45,112,476.84	5.73	535	76.76	7.937	97.12
C	29	5,117,926.23	0.65	530	69.38	8.362	100.00
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	2,979	$709,084,056.08	89.99%	643	80.64%	6.665%	94.75%
Second Lien	1,303	78,900,493.56	10.01	665	99.55	10.002	98.00
Total:	4,282	$787,984,549.64	100.00%	645	82.53%	6.999%	95.08%

ABSC SERIES 2005-HE3

GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	14	$285,568.00	0.07%	655	99.18%	10.310%	100.00%
25,001 - 50,000	52	2,053,952.00	0.54	671	97.52	9.774	88.42
50,001 - 75,000	86	5,570,513.00	1.45	639	86.02	8.446	92.94
75,001 - 100,000	153	13,641,706.00	3.56	636	82.60	7.766	90.16
100,001 - 125,000	172	19,362,415.00	5.05	633	80.24	7.037	93.65
125,001 - 150,000	175	23,995,931.00	6.25	632	80.41	6.962	91.31
150,001 - 175,000	163	26,504,572.00	6.91	640	79.60	6.859	93.30
175,001 - 200,000	206	38,899,423.00	10.14	645	80.23	6.647	95.06
200,001 - 250,000	332	74,353,884.00	19.38	642	80.07	6.641	96.32
250,001 - 300,000	318	87,271,683.00	22.75	652	80.29	6.515	96.91
300,001 - 400,000	254	84,097,533.00	21.92	647	80.86	6.547	94.47
400,001 - 500,000	15	6,574,450.00	1.71	676	80.89	6.772	100.00
500,001 - 600,000	2	1,024,000.00	0.27	689	84.92	6.600	100.00
Total:	1,942	$383,635,630.00	100.00%	645	80.62%	6.735%	95.03%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	14	$285,522.64	0.07%	655	99.18%	10.310%	100.00%
25,001 - 50,000	52	2,053,337.82	0.54	671	97.52	9.774	88.42
50,001 - 75,000	86	5,567,993.22	1.45	639	86.02	8.446	92.94
75,001 - 100,000	153	13,635,634.10	3.56	636	82.60	7.766	90.16
100,001 - 125,000	172	19,354,751.77	5.05	633	80.24	7.037	93.65
125,001 - 150,000	175	23,983,841.37	6.25	632	80.41	6.962	91.31
150,001 - 175,000	163	26,492,850.52	6.91	640	79.60	6.859	93.30
175,001 - 200,000	206	38,889,269.67	10.14	645	80.23	6.647	95.06
200,001 - 250,000	332	74,329,116.02	19.38	642	80.07	6.641	96.32
250,001 - 300,000	318	87,247,101.99	22.75	652	80.29	6.515	96.91
300,001 - 400,000	254	84,067,820.10	21.92	647	80.86	6.547	94.47
400,001 - 500,000	15	6,572,228.81	1.71	676	80.89	6.772	100.00
500,001 - 600,000	2	1,023,550.98	0.27	689	84.92	6.600	100.00
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
=500	1	$180,000.00	0.05%	500	27.27%	7.990%	100.00%
501 - 525	61	10,665,482.40	2.78	514	76.27	7.989	98.21
526 - 550	68	12,227,064.22	3.19	536	74.14	7.851	98.65
551 - 575	103	20,189,412.06	5.26	562	81.13	7.433	96.15
576 - 600	175	30,147,645.80	7.86	589	79.67	6.946	99.23
601 - 625	279	53,207,341.74	13.87	614	79.97	6.796	94.69
626 - 650	385	78,915,489.29	20.58	639	81.35	6.635	97.22
651 - 675	358	73,058,787.58	19.05	662	81.70	6.545	95.54
676 - 700	223	48,984,564.68	12.77	688	80.71	6.424	93.61
701 - 725	140	27,462,363.92	7.16	713	82.08	6.512	90.05
726 - 750	88	17,405,129.80	4.54	737	80.68	6.474	86.31
751 - 775	42	7,836,233.18	2.04	758	79.92	6.484	87.96
776 - 800	15	2,623,890.61	0.68	784	83.26	6.367	90.80
801 - 825	4	599,613.73	0.16	808	86.33	6.513	100.00
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%
Weighted Average: 645

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	140	$9,591,622.96	2.50%	665	94.02%	9.410%	95.54%
181 - 240	7	1,152,320.02	0.30	629	71.56	7.123	100.00
241 - 300	1	301,097.37	0.08	576	90.00	6.500	100.00
301 - 360	1,794	372,457,978.66	97.12	644	80.29	6.665	95.00
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%
Weighted Average: 355

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	140	$9,591,622.96	2.50%	665	94.02%	9.410%	95.54%
181 - 348	8	1,453,417.39	0.38	618	75.38	6.994	100.00
349 - 360	1,794	372,457,978.66	97.12	644	80.29	6.665	95.00
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%
Weighted Average: 353

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	1,378	$262,566,527.72	68.47%	641	80.51%	6.755%	95.92%
Condominium	199	38,137,519.63	9.94	658	80.70	6.522	92.79
2-4 Family	131	37,150,735.17	9.69	663	79.24	6.759	93.36
PUD - Detached	163	31,610,809.72	8.24	639	81.84	6.814	92.67
PUD - Attached	71	14,037,426.77	3.66	657	83.31	6.710	94.11
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	1,832	$364,436,742.72	95.03%	643	80.57%	6.719%	100.00%
Investment	66	11,353,193.68	2.96	663	80.33	7.114	0.00
Second Home	44	7,713,082.61	2.01	687	83.38	6.942	0.00
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Purchase	1,014	$197,303,856.35	51.45%	664	81.59%	6.700%	94.56%
Cash Out	739	149,295,424.05	38.93	624	79.42	6.769	95.37
Rate/Term	189	36,903,738.61	9.62	626	80.28	6.791	96.15
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	40	$6,438,129.66	1.68%	605	42.25%	6.879%	84.37%
50.01 - 60.00	35	6,846,566.50	1.79	614	56.20	6.647	99.12
60.01 - 70.00	96	20,677,432.88	5.39	615	66.31	6.702	97.53
70.01 - 80.00	1,177	247,326,886.91	64.49	654	79.46	6.542	96.08
80.01 - 90.00	336	68,610,010.21	17.89	624	87.55	6.910	92.67
90.01 - 100.00	258	33,603,992.85	8.76	651	96.09	7.811	91.78
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%
Weighted Average: 80.62%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	749	$172,923,859.84	45.09%	652	79.60%	6.520%	95.90%
New York	147	36,591,667.93	9.54	643	78.91	6.810	98.24
Virginia	101	20,666,460.48	5.39	639	79.72	6.925	97.16
Maryland	95	18,742,279.25	4.89	632	82.64	6.920	98.13
Florida	98	15,518,720.13	4.05	641	82.33	6.925	92.48
New Jersey	60	14,124,850.48	3.68	644	79.20	6.799	98.32
Illinois	81	13,530,533.49	3.53	623	83.92	7.180	95.88
Texas	102	13,141,225.18	3.43	637	80.59	7.114	94.66
Nevada	50	9,834,578.59	2.56	656	81.91	6.897	73.63
Other(2)	459	68,428,843.64	17.84	638	82.90	6.891	92.49
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%
(2) Total Number of Other States Represented: 36 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full	902	$165,435,523.38	43.14%	630	81.88%	6.625%	96.60%
Stated - Assets Verified	512	105,261,527.95	27.45	675	81.26	6.918	96.93
Stated	267	59,929,532.34	15.63	636	75.38	6.890	90.68
Limited	172	34,954,251.70	9.11	635	81.46	6.603	90.11
Lite	64	13,004,486.13	3.39	654	80.38	6.396	97.63
Full Alternative	25	4,917,697.51	1.28	658	82.73	6.490	82.57
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	8	$2,166,863.25	0.57%	693	77.02%	4.932%	100.00%
5.001 - 5.500	98	23,236,978.76	6.06	679	79.22	5.323	99.09
5.501 - 6.000	310	70,410,823.69	18.36	665	79.24	5.846	97.82
6.001 - 6.500	379	82,904,969.08	21.62	654	79.68	6.333	97.37
6.501 - 7.000	456	96,359,356.22	25.13	648	80.72	6.812	93.52
7.001 - 7.500	245	46,282,436.76	12.07	621	81.38	7.315	90.73
7.501 - 8.000	191	34,990,578.61	9.12	614	81.20	7.784	89.30
8.001 - 8.500	74	11,155,311.06	2.91	594	79.52	8.303	93.90
8.501 - 9.000	47	6,160,988.72	1.61	561	84.97	8.782	98.36
9.001 - 9.500	43	4,332,703.99	1.13	622	89.56	9.341	100.00
9.501 - 10.000	39	2,290,937.46	0.60	635	95.98	9.927	96.85
10.001 - 10.500	19	1,366,449.16	0.36	666	99.46	10.407	100.00
10.501 - 11.000	19	1,303,027.56	0.34	647	99.67	10.843	100.00
11.001 - 11.500	8	304,208.44	0.08	646	99.04	11.406	100.00
11.501 - 12.000	2	57,515.00	0.01	626	95.91	11.990	100.00
12.001 - 12.500	3	122,884.66	0.03	659	100.00	12.443	100.00
12.501 - 13.000	1	56,986.59	0.01	653	95.00	12.875	100.00
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%
Weighted Average: 6.735%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	351	$46,362,443.31	12.09%	644	80.66%	7.485%	93.86%
11.001 - 11.500	8	2,166,863.25	0.57	693	77.02	4.932	100.00
11.501 - 12.000	96	23,221,652.56	6.06	678	79.37	5.331	99.09
12.001 - 12.500	297	67,337,633.18	17.56	666	79.67	5.840	97.72
12.501 - 13.000	337	75,068,048.66	19.57	653	80.27	6.334	97.58
13.001 - 13.500	385	83,024,883.15	21.65	647	81.19	6.813	93.40
13.501 - 14.000	205	39,043,854.31	10.18	621	81.64	7.319	90.87
14.001 - 14.500	159	30,206,235.96	7.88	614	81.68	7.777	90.01
14.501 - 15.000	59	9,857,451.45	2.57	582	78.55	8.294	94.98
15.001 - 15.500	31	4,855,960.49	1.27	553	83.72	8.773	97.93
15.501 - 16.000	10	1,944,053.55	0.51	596	85.86	9.246	100.00
16.001 - 16.500	4	413,939.14	0.11	517	81.62	9.854	100.00
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%
Weighted Average: 13.131%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	351	$46,362,443.31	12.09%	644	80.66%	7.485%	93.86%
3.001 - 3.500	1	115,000.00	0.03	648	63.89	5.750	100.00
4.001 - 4.500	8	1,849,330.43	0.48	677	70.74	5.454	100.00
4.501 - 5.000	177	39,511,471.89	10.30	657	79.68	6.067	97.27
5.001 - 5.500	270	55,965,583.84	14.59	655	79.36	6.048	98.17
5.501 - 6.000	323	72,413,009.63	18.88	651	79.97	6.434	96.79
6.001 - 6.500	409	86,071,650.42	22.44	645	80.30	6.794	94.31
6.501 - 7.000	230	47,686,732.03	12.43	630	82.46	7.164	90.91
7.001 - 7.500	127	25,347,973.18	6.61	624	83.62	7.560	93.10
7.501 - 8.000	46	8,179,824.28	2.13	616	85.05	7.711	90.03
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%
Weighted Average: 6.038%

NEXT RATE ADJUSTMENT DATE OF THE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	351	$46,362,443.31	12.09%	644	80.66%	7.485%	93.86%
2005-07	1	132,200.33	0.03	601	89.39	7.425	0.00
2006-10	2	422,134.73	0.11	691	80.00	6.755	100.00
2006-11	9	1,741,065.28	0.45	690	79.90	6.659	96.13
2006-12	77	17,134,902.03	4.47	653	81.06	6.597	96.10
2007-01	504	106,665,371.23	27.81	642	81.15	6.597	96.52
2007-02	873	183,749,537.96	47.91	644	80.24	6.692	94.35
2007-12	1	239,656.70	0.06	572	80.00	7.700	100.00
2008-01	24	4,898,404.88	1.28	620	79.36	6.756	97.25
2008-02	32	6,930,287.30	1.81	627	81.92	6.500	92.36
2009-12	3	558,999.83	0.15	743	81.24	5.675	100.00
2010-01	16	3,338,690.10	0.87	672	83.20	6.121	100.00
2010-02	49	11,329,325.33	2.95	681	79.92	6.234	94.81
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	573	$110,895,149.62	28.92%	641	81.39%	7.031%	95.20%
7 - 12	79	17,142,421.28	4.47	651	78.13	6.822	93.86
13 - 24	1,091	219,782,263.25	57.31	646	80.63	6.579	95.16
25 - 36	199	35,683,184.86	9.30	646	79.32	6.739	94.26
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
2/28 ARM	1,115	$225,135,231.65	58.70%	633	80.36%	6.862%	94.32%
3/27 ARM	55	11,477,699.26	2.99	621	81.22	6.701	94.21
5/25 ARM	24	4,781,115.76	1.25	674	80.05	6.470	87.69
6 Month Libor	1	132,200.33	0.03	601	89.39	7.425	0.00
Balloon	128	7,597,670.61	1.98	670	99.51	10.042	98.57
Fixed	223	38,764,772.70	10.11	639	76.97	6.984	92.94
IO ARM 2/28	350	84,577,779.58	22.05	675	81.23	6.101	97.57
IO ARM 3/27	2	590,649.62	0.15	667	73.57	5.194	100.00
IO ARM 5/25	44	10,445,899.50	2.72	685	80.98	6.060	100.00
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	1,005	$211,673,307.39	55.19%	681	81.46%	6.494%	93.33%
A	503	91,736,049.98	23.92	627	80.66	6.793	97.03
A-	167	29,755,687.01	7.76	600	79.95	6.837	98.15
B+	127	24,779,225.33	6.46	570	79.77	7.308	95.50
B	128	23,090,468.76	6.02	535	75.54	7.854	97.54
C	12	2,468,280.54	0.64	537	70.74	7.833	100.00
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	1,814	$375,905,348.40	98.02%	644	80.24%	6.668%	94.96%
Second Lien	128	7,597,670.61	1.98	670	99.51	10.042	98.57
Total:	1,942	$383,503,019.01	100.00%	645	80.62%	6.735%	95.03%

ABSC SERIES 2005-HE3

GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	152	$3,035,348.00	0.75%	648	99.14%	10.179%	97.23%
25,001 - 50,000	422	15,828,637.00	3.91	648	97.00	9.987	93.13
50,001 - 75,000	444	27,580,195.00	6.82	648	94.11	9.491	95.03
75,001 - 100,000	257	22,230,615.00	5.49	648	92.08	8.974	93.14
100,001 - 125,000	166	18,620,903.00	4.60	643	90.46	8.628	91.55
125,001 - 150,000	109	14,875,395.00	3.68	627	83.24	7.979	92.63
150,001 - 175,000	76	12,315,518.00	3.04	641	84.93	7.626	92.15
175,001 - 200,000	62	11,704,140.00	2.89	612	81.12	7.632	91.98
200,001 - 250,000	66	14,747,134.00	3.65	608	79.52	7.005	97.19
250,001 - 300,000	48	13,247,047.00	3.27	615	79.82	6.764	89.41
300,001 - 400,000	184	67,393,400.00	16.66	633	81.20	6.611	95.15
400,001 - 500,000	196	88,034,110.00	21.76	651	81.87	6.519	96.99
500,001 - 600,000	91	49,363,411.00	12.20	659	82.49	6.421	95.70
600,001 - 700,000	49	31,867,137.00	7.88	666	82.12	6.307	96.21
700,001 or Greater	18	13,727,759.00	3.39	664	82.20	6.555	100.00
Total:	2,340	$404,570,749.00	100.00%	645	84.35%	7.250%	95.13%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	152	$3,033,951.73	0.75%	648	99.14%	10.179%	97.23%
25,001 - 50,000	422	15,823,337.28	3.91	648	97.00	9.987	93.13
50,001 - 75,000	444	27,569,334.21	6.82	648	94.11	9.491	95.03
75,001 - 100,000	257	22,222,184.42	5.49	648	92.08	8.974	93.14
100,001 - 125,000	166	18,615,688.79	4.60	643	90.46	8.628	91.55
125,001 - 150,000	109	14,868,981.06	3.68	627	83.24	7.979	92.63
150,001 - 175,000	76	12,312,444.69	3.04	641	84.93	7.626	92.15
175,001 - 200,000	62	11,700,993.49	2.89	612	81.12	7.632	91.98
200,001 - 250,000	66	14,743,823.25	3.65	608	79.52	7.005	97.19
250,001 - 300,000	48	13,244,882.35	3.27	615	79.82	6.764	89.41
300,001 - 400,000	184	67,381,282.67	16.66	633	81.20	6.611	95.15
400,001 - 500,000	196	88,016,781.44	21.76	651	81.87	6.519	96.99
500,001 - 600,000	91	49,357,539.90	12.20	659	82.49	6.421	95.70
600,001 - 700,000	49	31,863,117.32	7.88	666	82.12	6.307	96.21
700,001 or Greater	18	13,727,188.03	3.39	664	82.20	6.555	100.00
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
=500	1	$296,000.00	0.07%	500	69.65%	8.900%	100.00%
501 - 525	55	10,036,332.58	2.48	513	77.01	8.285	97.37
526 - 550	68	13,103,783.98	3.24	539	77.90	8.128	94.60
551 - 575	100	19,838,191.90	4.90	562	79.11	7.495	96.63
576 - 600	255	40,975,297.33	10.13	589	82.44	7.206	97.08
601 - 625	400	61,873,463.76	15.30	612	84.25	7.225	96.77
626 - 650	452	73,541,172.55	18.18	639	85.26	7.328	96.75
651 - 675	409	76,787,786.20	18.98	663	85.64	7.037	94.68
676 - 700	242	40,060,408.42	9.90	687	87.11	7.260	93.43
701 - 725	159	30,560,287.13	7.56	713	85.37	7.069	92.27
726 - 750	105	20,158,698.12	4.98	737	86.26	7.015	93.13
751 - 775	73	13,671,492.55	3.38	759	84.38	6.958	91.36
776 - 800	19	3,532,962.11	0.87	788	85.22	7.383	76.71
801 - 825	2	45,654.00	0.01	811	100.00	8.250	100.00
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

Weighted Average:  645

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
120 or Less	2	$106,205.09	0.03%	641	82.17%	6.299%	100.00%
121 - 180	1,189	72,428,140.90	17.91	664	99.23	9.950	97.86
181 - 240	4	317,495.63	0.08	612	76.15	8.306	100.00
301 - 360	1,145	331,629,689.01	81.99	641	81.10	6.660	94.53
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%
Weighted Average: 328

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	1,191	$72,534,345.99	17.93%	664	99.21%	9.944%	97.86%
181 - 348	4	317,495.63	0.08	612	76.15	8.306	100.00
349 - 360	1,145	331,629,689.01	81.99	641	81.10	6.660	94.53
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%
Weighted Average: 325

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	1,675	$291,956,807.38	72.18%	642	84.05%	7.231%	96.44%
PUD - Detached	255	49,334,358.14	12.20	655	84.78	7.112	92.36
Condominium	190	25,979,557.10	6.42	636	86.31	7.457	89.73
2-4 Family	112	22,050,189.97	5.45	668	86.21	7.561	88.34
PUD - Attached	76	11,357,832.11	2.81	641	86.04	7.383	98.60
Manufactured Housing	32	3,802,785.93	0.94	640	72.59	6.838	96.27
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	2,206	$384,779,898.53	95.13%	644	84.33%	7.242%	100.00%
Investment	75	11,363,425.44	2.81	659	83.24	7.552	0.00
Second Home	59	8,338,206.66	2.06	679	86.48	7.219	0.00
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Purchase	1,417	$205,634,012.94	50.84%	664	86.33%	7.540%	95.04%
Cash Out	780	172,872,748.57	42.74	624	82.41	6.945	95.43
Rate/Term	143	25,974,769.12	6.42	625	81.56	6.984	93.82
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	29	$3,865,239.04	0.96%	590	37.00%	7.261%	87.51%
50.01 - 60.00	31	6,318,897.17	1.56	581	55.16	7.005	96.83
60.01 - 70.00	69	15,998,994.68	3.96	613	67.19	7.104	95.51
70.01 - 80.00	630	193,359,090.53	47.80	651	79.18	6.458	96.32
80.01 - 90.00	327	87,281,415.31	21.58	631	87.52	6.812	92.47
90.01 - 100.00	1,254	97,657,893.90	24.14	657	98.33	9.248	95.27
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%
Weighted Average: 84.35%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	1,047	$250,775,294.43	62.00%	650	83.92%	6.972%	96.22%
New York	126	28,462,161.18	7.04	652	85.39	7.317	98.81
Texas	174	15,783,378.56	3.9	653	86.06	7.882	90.27
Virginia	98	13,942,025.51	3.45	641	84.34	7.868	98.45
Florida	130	13,105,995.30	3.24	623	84.11	8.162	89.73
Maryland	82	10,742,631.81	2.66	619	85.6	7.672	96.05
Other(2)	683	71,670,043.84	17.72	631	84.91	7.707	91.14
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%
(2) Number of Other States Represented: 41 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full	1,052	$152,638,106.88	37.74%	629	84.58%	7.128%	96.14%
Stated - Assets Verified	675	95,744,379.15	23.67	681	87.12	8.020	96.28
Limited	281	69,868,199.45	17.27	641	84.89	6.692	93.87
Stated	196	57,407,643.15	14.19	636	78.76	7.017	92.64
Lite	87	17,477,339.34	4.32	653	84.24	7.175	96.58
Full Alternative	49	11,345,862.66	2.81	607	82.94	7.112	90.02
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	6	$2,483,500.81	0.61%	676	83.91%	4.953%	83.95%
5.001 - 5.500	64	27,917,990.79	6.90	671	81.00	5.361	95.26
5.501 - 6.000	201	71,511,927.73	17.68	658	80.41	5.849	98.04
6.001 - 6.500	222	76,094,800.39	18.81	651	81.46	6.326	98.43
6.501 - 7.000	220	64,224,357.61	15.88	635	81.09	6.795	93.53
7.001 - 7.500	129	36,383,024.85	8.99	632	79.28	7.326	94.58
7.501 - 8.000	129	25,110,943.80	6.21	628	82.20	7.819	84.22
8.001 - 8.500	152	18,229,852.67	4.51	626	88.54	8.330	90.81
8.501 - 9.000	175	16,612,922.42	4.11	623	90.89	8.803	86.84
9.001 - 9.500	155	13,401,579.80	3.31	641	93.51	9.397	97.88
9.501 - 10.000	380	23,655,420.33	5.85	653	97.84	9.913	97.14
10.001 - 10.500	162	9,326,433.85	2.31	648	98.03	10.384	96.30
10.501 - 11.000	220	13,823,993.57	3.42	638	99.20	10.850	99.03
11.001 - 11.500	83	3,812,822.31	0.94	627	98.97	11.398	100.00
11.501 - 12.000	36	1,659,491.72	0.41	629	98.89	11.935	100.00
12.001 - 12.500	3	136,153.09	0.03	672	100.00	12.366	100.00
12.501 - 13.000	3	96,314.89	0.02	614	99.62	12.827	100.00
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

Weighted Average: 7.250%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,314	$98,138,471.17	24.26%	658	94.20%	9.145%	96.43%
11.001 - 11.500	6	2,483,500.81	0.61	676	83.91	4.953	83.95
11.501 - 12.000	64	28,293,190.79	6.99	671	80.99	5.368	95.32
12.001 - 12.500	185	65,861,857.05	16.28	658	80.51	5.847	98.10
12.501 - 13.000	196	68,337,360.28	16.90	651	81.43	6.316	98.58
13.001 - 13.500	196	59,240,538.63	14.65	635	81.25	6.796	93.30
13.501 - 14.000	110	32,256,090.29	7.97	630	79.46	7.327	95.12
14.001 - 14.500	107	22,806,826.74	5.64	628	81.74	7.819	83.72
14.501 - 15.000	63	11,535,816.55	2.85	580	83.53	8.317	90.60
15.001 - 15.500	57	9,287,288.91	2.30	584	86.27	8.771	82.15
15.501 - 16.000	22	3,721,549.12	0.92	539	78.42	9.229	96.61
16.001 - 16.500	11	1,718,378.86	0.42	537	82.65	9.697	100.00
16.501 - 17.000	5	571,626.79	0.14	541	78.88	10.222	76.95
17.001 - 17.500	3	169,534.64	0.04	543	88.08	10.856	100.00
17.501 - 18.000	1	59,500.00	0.01	510	85.00	11.125	100.00
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%
Weighted Average: 13.142%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,314	$98,138,471.17	24.26%	658	94.20%	9.145%	96.43%
4.001 - 4.500	4	1,639,000.00	0.41	648	72.03	5.843	100.00
4.501 - 5.000	103	39,517,845.29	9.77	665	80.15	5.842	95.48
5.001 - 5.500	138	43,787,276.37	10.83	644	80.25	6.132	97.37
5.501 - 6.000	206	67,017,804.98	16.57	647	81.02	6.276	97.55
6.001 - 6.500	231	77,407,701.32	19.14	645	81.45	6.685	94.48
6.501 - 7.000	139	35,099,114.66	8.68	630	81.58	7.168	90.49
7.001 - 7.500	62	14,393,945.03	3.56	620	80.61	7.467	94.30
7.501 - 8.000	111	21,562,766.93	5.33	606	84.46	8.211	87.60
8.001 - 8.500	21	3,736,968.60	0.92	565	84.98	8.527	90.56
8.501 - 9.000	7	1,260,059.49	0.31	548	82.66	9.036	91.86
9.001 - 9.500	4	920,576.79	0.23	533	77.69	9.270	94.53
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%
Weighted Average: 6.119%

NEXT RATE ADJUSTMENT DATE OF THE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Fixed Rate Loans	1,314	$98,138,471.17	24.26%	658	94.20%	9.145%	96.43%
2005-06	1	474,451.43	0.12	686	95.00	8.750	0.00
2005-07	1	283,801.16	0.07	503	78.89	7.790	100.00
2006-10	1	257,600.00	0.06	647	80.00	6.300	100.00
2006-11	3	554,587.67	0.14	613	80.61	6.908	100.00
2006-12	35	10,169,217.43	2.51	629	80.20	6.519	97.19
2007-01	320	90,697,628.87	22.42	643	81.68	6.574	91.72
2007-02	589	180,667,372.35	44.67	638	80.87	6.700	96.20
2007-03	1	354,237.00	0.09	741	80.00	6.500	100.00
2007-12	4	1,245,846.05	0.31	634	72.27	7.447	100.00
2008-01	8	1,823,490.71	0.45	614	84.18	7.662	97.33
2008-02	18	4,840,775.80	1.20	641	82.91	6.813	93.36
2009-12	2	278,926.55	0.07	695	80.00	5.446	100.00
2010-01	22	8,060,262.96	1.99	656	81.72	6.160	92.48
2010-02	21	6,634,861.48	1.64	668	82.94	6.099	98.73
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	756	$106,131,466.97	26.24%	652	85.70%	7.777%	94.37%
7 - 12	73	17,041,520.31	4.21	649	83.32	6.997	90.56
13 - 24	1,220	246,771,815.14	61.01	641	83.70	6.989	96.07
25 - 36	291	34,536,728.21	8.54	647	85.32	7.621	93.01
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
2/28 ARM	628	$158,815,855.50	39.26%	624	80.77%	7.056%	91.73%
3/27 ARM	28	7,310,387.56	1.81	635	81.07	7.191	94.94
5/25 ARM	12	2,377,636.99	0.59	633	76.95	6.464	96.46
6 Month Libor	2	758,252.59	0.19	618	88.97	8.391	37.43
Balloon	1,164	70,688,834.74	17.48	665	99.55	9.991	97.93
Fixed	150	27,449,636.43	6.79	642	80.44	6.967	92.56
IO ARM 2/28	321	123,884,787.82	30.63	660	81.53	6.136	98.77
IO ARM 3/27	2	599,725.00	0.15	622	87.00	6.108	100.00
IO ARM 5/25	33	12,596,414.00	3.11	668	83.23	6.054	95.19
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	884	$194,868,514.45	48.18%	685	84.72%	6.871%	93.69%
A	1,000	126,486,321.07	31.27	633	86.46	7.619	96.44
A-	222	37,022,964.41	9.15	595	82.75	7.282	96.56
B+	103	21,432,076.93	5.30	562	79.77	7.469	95.76
B	114	22,022,008.08	5.44	534	78.03	8.025	96.68
C	17	2,649,645.69	0.66	524	68.11	8.855	100.00
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	1,165	$333,178,707.68	82.37%	641	81.09%	6.662%	94.53%
Second Lien	1,175	71,302,822.95	17.63	665	99.55	9.998	97.94
Total:	2,340	$404,481,530.63	100.00%	645	84.35%	7.250%	95.13%

ABSC SERIES 2005-HE3

ADJUSTABLE RATE MORTGAGE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	29	$1,322,425.00	0.21%	619	80.41%	8.184%	75.91%
50,001 - 75,000	125	7,985,402.00	1.24	615	78.68	7.667	83.77
75,001 - 100,000	180	16,026,632.00	2.49	624	80.86	7.429	86.30
100,001 - 125,000	203	22,873,565.00	3.55	628	80.20	6.976	89.21
125,001 - 150,000	203	27,876,691.00	4.33	621	78.72	6.971	90.08
150,001 - 175,000	193	31,271,547.00	4.86	634	80.15	6.861	92.78
175,001 - 200,000	231	43,578,455.00	6.77	636	80.21	6.722	94.33
200,001 - 250,000	359	80,440,677.00	12.50	635	80.33	6.653	96.69
250,001 - 300,000	346	95,003,250.00	14.76	647	80.49	6.525	96.31
300,001 - 400,000	398	137,628,963.00	21.38	640	81.22	6.566	95.27
400,001 - 500,000	201	90,127,190.00	14.00	654	81.37	6.520	97.06
500,001 - 600,000	85	45,975,911.00	7.14	658	82.65	6.422	95.38
600,001 - 700,000	47	30,525,137.00	4.74	666	82.21	6.292	96.05
700,001 or Greater	17	13,007,759.00	2.02	667	82.33	6.586	100.00
Total:	2,617	$643,643,604.00	100.00%	643	80.89%	6.637%	94.96%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	29	$1,321,985.30	0.21%	619	80.41%	8.184%	75.91%
50,001 - 75,000	125	7,982,689.95	1.24	615	78.68	7.667	83.77
75,001 - 100,000	180	16,019,210.93	2.49	624	80.86	7.429	86.30
100,001 - 125,000	203	22,865,956.13	3.55	628	80.20	6.976	89.21
125,001 - 150,000	203	27,863,725.75	4.33	621	78.72	6.971	90.08
150,001 - 175,000	193	31,260,426.10	4.86	634	80.15	6.861	92.78
175,001 - 200,000	231	43,566,506.30	6.77	636	80.21	6.722	94.33
200,001 - 250,000	359	80,416,801.19	12.50	635	80.33	6.653	96.69
250,001 - 300,000	346	94,978,981.25	14.76	647	80.49	6.525	96.31
300,001 - 400,000	398	137,596,242.63	21.38	640	81.22	6.566	95.27
400,001 - 500,000	201	90,108,989.27	14.00	654	81.37	6.520	97.06
500,001 - 600,000	85	45,972,630.20	7.14	658	82.65	6.422	95.38
600,001 - 700,000	47	30,522,302.13	4.74	666	82.21	6.292	96.05
700,001 or Greater	17	13,007,188.03	2.02	667	82.33	6.586	100.00
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
=500	1	$296,000.00	0.05%	500	69.65%	8.900%	100.00%
501 - 525	105	19,655,812.93	3.05	513	76.76	8.076	97.94
526 - 550	117	23,392,042.38	3.64	538	76.06	7.967	96.44
551 - 575	166	36,245,042.89	5.63	562	80.92	7.410	96.53
576 - 600	276	59,988,915.10	9.32	589	80.09	6.772	97.62
601 - 625	419	93,106,528.78	14.47	613	80.95	6.673	95.72
626 - 650	482	121,120,233.96	18.82	639	81.36	6.536	96.83
651 - 675	432	118,246,458.57	18.38	663	81.78	6.323	95.22
676 - 700	257	71,296,715.38	11.08	688	81.59	6.326	93.60
701 - 725	170	47,732,935.77	7.42	713	81.25	6.358	90.70
726 - 750	108	30,999,100.81	4.82	737	81.29	6.319	89.52
751 - 775	62	16,230,559.15	2.52	759	80.00	6.357	88.89
776 - 800	18	4,573,675.71	0.71	786	82.31	6.617	79.25
801 - 825	4	599,613.73	0.09	808	86.33	6.513	100.00
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%
Weighted Average: 643

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
360	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%
Weighted Average: 360

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
349 - 360	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%
Weighted Average: 358

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	1,870	$452,570,069.15	70.33%	639	80.76%	6.654%	96.09%
PUD - Detached	249	67,563,097.99	10.50	647	81.32	6.588	92.12
Condominium	237	53,793,502.47	8.36	650	80.80	6.446	91.05
2-4 Family	150	45,848,583.60	7.13	662	81.10	6.774	92.51
PUD - Attached	89	21,253,456.34	3.30	648	82.80	6.596	95.36
Manufactured Housing	22	2,454,925.61	0.38	625	73.85	6.835	94.22
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	2,439	$611,069,481.70	94.96%	641	80.75%	6.614%	100.00%
Investment	112	18,695,964.46	2.91	661	83.43	7.272	0.00
Second Home	66	13,718,189.00	2.13	681	83.34	6.824	0.00
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Purchase	1,324	$328,011,420.68	50.97%	663	81.08%	6.584%	94.19%
Cash Out	1,074	266,722,650.23	41.45	621	80.75	6.696	95.85
Rate/Term	219	48,749,564.25	7.58	622	80.33	6.670	95.27
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	46	$7,012,375.75	1.09%	590	40.02%	7.079%	87.45%
50.01 - 60.00	50	10,535,066.38	1.64	591	55.78	6.854	97.53
60.01 - 70.00	126	29,175,991.60	4.53	609	66.54	6.870	97.55
70.01 - 80.00	1,654	412,459,996.09	64.10	653	79.41	6.478	96.54
80.01 - 90.00	535	136,171,488.57	21.16	626	87.56	6.805	91.92
90.01 - 100.00	206	48,128,716.77	7.48	641	94.84	7.275	88.99
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%
Weighted Average: 80.89%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	1,142	$360,504,791.63	56.02%	649	80.36%	6.408%	95.97%
New York	144	44,008,959.24	6.84	643	81.28	6.715	99.44
Virginia	131	29,538,898.03	4.59	637	79.44	6.925	97.56
Maryland	114	24,494,918.60	3.81	625	82.14	6.827	97.81
Florida	138	22,148,034.81	3.44	631	82.39	7.237	89.96
Texas	139	21,716,335.40	3.37	647	80.87	7.068	91.09
New Jersey	61	16,788,603.60	2.61	639	80.68	6.836	98.27
Illinois	83	16,457,846.52	2.56	625	83.70	7.150	97.05
Nevada	65	14,544,493.83	2.26	648	80.91	6.786	72.80
Other(2)	600	93,280,753.50	14.50	630	82.06	6.953	91.97
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

(2)  Number of Other States Represented:  37 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full	1,212	$258,007,568.25	40.10%	626	81.71%	6.551%	96.64%
Stated - Assets Verified	609	161,697,115.96	25.13	678	80.58	6.785	96.40
Stated	360	98,876,118.27	15.37	635	77.45	6.906	91.14
Limited	304	86,979,871.22	13.52	637	83.00	6.403	92.01
Lite	88	24,723,035.44	3.84	653	80.51	6.356	96.34
Full Alternative	44	13,199,926.02	2.05	617	81.07	6.568	90.19
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	14	$4,650,364.06	0.72%	684	80.70%	4.943%	91.43%
5.001 - 5.500	158	50,644,927.17	7.87	674	80.40	5.343	96.97
5.501 - 6.000	485	134,149,257.08	20.85	662	80.00	5.843	97.81
6.001 - 6.500	532	143,360,614.28	22.28	653	80.84	6.325	98.16
6.501 - 7.000	579	141,889,594.20	22.05	642	81.23	6.807	93.34
7.001 - 7.500	317	71,640,716.17	11.13	624	80.68	7.322	92.83
7.501 - 8.000	265	53,091,901.04	8.25	620	81.70	7.794	87.42
8.001 - 8.500	123	21,314,429.66	3.31	582	81.24	8.312	92.36
8.501 - 9.000	86	13,948,149.75	2.17	574	85.40	8.764	87.39
9.001 - 9.500	34	5,860,702.32	0.91	557	81.11	9.238	97.85
9.501 - 10.000	15	2,132,318.00	0.33	534	82.45	9.728	100.00
10.001 - 10.500	5	571,626.79	0.09	541	78.88	10.222	76.95
10.501 - 11.000	3	169,534.64	0.03	543	88.08	10.856	100.00
11.001 - 11.500	1	59,500.00	0.01	510	85.00	11.125	100.00
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

Weighted Average: 6.637%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
11.001 - 11.500	14	$4,650,364.06	0.72%	684	80.70%	4.943%	91.43%
11.501 - 12.000	160	51,514,843.35	8.01	674	80.26	5.351	97.02
12.001 - 12.500	482	133,199,490.23	20.70	662	80.09	5.844	97.91
12.501 - 13.000	533	143,405,408.94	22.29	652	80.83	6.326	98.06
13.001 - 13.500	581	142,265,421.78	22.11	642	81.21	6.806	93.36
13.501 - 14.000	315	71,299,944.60	11.08	625	80.66	7.323	92.79
14.001 - 14.500	266	53,013,062.70	8.24	620	81.70	7.795	87.31
14.501 - 15.000	122	21,393,268.00	3.32	581	81.23	8.306	92.62
15.001 - 15.500	88	14,143,249.40	2.20	574	85.39	8.772	87.57
15.501 - 16.000	32	5,665,602.67	0.88	558	80.98	9.235	97.77
16.001 - 16.500	15	2,132,318.00	0.33	534	82.45	9.728	100.00
16.501 - 17.000	5	571,626.79	0.09	541	78.88	10.222	76.95
17.001 - 17.500	3	169,534.64	0.03	543	88.08	10.856	100.00
17.501 - 18.000	1	59,500.00	0.01	510	85.00	11.125	100.00
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

Weighted Average: 13.136%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
3.001 - 3.500	1	$115,000.00	0.02%	648	63.89%	5.750%	100.00%
4.001 - 4.500	12	3,488,330.43	0.54	663	71.35	5.637	100.00
4.501 - 5.000	280	79,029,317.18	12.28	661	79.92	5.954	96.37
5.001 - 5.500	408	99,752,860.21	15.50	650	79.75	6.085	97.82
5.501 - 6.000	529	139,430,814.61	21.67	649	80.48	6.358	97.15
6.001 - 6.500	640	163,479,351.74	25.41	645	80.84	6.743	94.39
6.501 - 7.000	369	82,785,846.69	12.87	630	82.09	7.166	90.73
7.001 - 7.500	189	39,741,918.21	6.18	623	82.53	7.526	93.53
7.501 - 8.000	157	29,742,591.21	4.62	609	84.62	8.074	88.27
8.001 - 8.500	21	3,736,968.60	0.58	565	84.98	8.527	90.56
8.501 - 9.000	7	1,260,059.49	0.20	548	82.66	9.036	91.86
9.001 - 9.500	4	920,576.79	0.14	533	77.69	9.270	94.53
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

Weighted Average:  6.076%

NEXT RATE ADJUSTMENT DATE OF THE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
2005-06	1	$474,451.43	0.07%	686	95.00%	8.750%	0.00%
2005-07	2	416,001.49	0.06	534	82.23	7.674	68.22
2006-10	3	679,734.73	0.11	674	80.00	6.583	100.00
2006-11	12	2,295,652.95	0.36	671	80.07	6.719	97.07
2006-12	112	27,304,119.46	4.24	644	80.74	6.568	96.51
2007-01	824	197,363,000.10	30.67	642	81.39	6.587	94.31
2007-02	1,462	364,416,910.31	56.63	641	80.55	6.696	95.27
2007-03	1	354,237.00	0.06	741	80.00	6.500	100.00
2007-12	5	1,485,502.75	0.23	624	73.51	7.488	100.00
2008-01	32	6,721,895.59	1.04	618	80.67	7.002	97.27
2008-02	50	11,771,063.10	1.83	633	82.33	6.629	92.77
2009-12	5	837,926.38	0.13	727	80.83	5.598	100.00
2010-01	38	11,398,953.06	1.77	661	82.16	6.148	94.68
2010-02	70	17,964,186.81	2.79	677	81.04	6.184	96.26
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	695	$171,767,473.12	26.69%	644	81.18%	6.939%	94.02%
7 - 12	67	18,186,380.96	2.83	650	80.98	6.681	92.12
13 - 24	1,728	423,307,226.55	65.78	642	80.78	6.531	95.51
25 - 36	127	30,222,554.53	4.70	650	80.74	6.383	94.30
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
2/28 ARM	1,743	$383,951,087.15	59.67%	629	80.53%	6.942%	93.25%
3/27 ARM	83	18,788,086.82	2.92	626	81.16	6.892	94.49
5/25 ARM	36	7,158,752.75	1.11	660	79.02	6.468	90.60
6 Month Libor	3	890,452.92	0.14	615	89.03	8.247	31.87
IO ARM 2/28	671	208,462,567.40	32.40	666	81.41	6.122	98.28
IO ARM 3/27	4	1,190,374.62	0.18	645	80.33	5.655	100.00
IO ARM 5/25	77	23,042,313.50	3.58	676	82.21	6.057	97.37
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	1,254	$342,101,126.19	53.16%	683	81.68%	6.362%	93.49%
A	671	155,068,987.33	24.10	624	80.81	6.604	96.40
A-	258	58,076,194.50	9.03	598	80.44	6.771	97.41
B+	196	41,389,916.11	6.43	566	80.39	7.370	95.45
B	211	41,881,330.42	6.51	535	77.17	7.904	97.23
C	27	4,966,080.61	0.77	531	69.34	8.315	100.00
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%
Total:	2,617	$643,483,635.16	100.00%	643	80.89%	6.637%	94.96%

ABSC SERIES 2005-HE3

FIXED RATE MORTGAGE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	166	$3,320,916.00	2.30%	648	99.15%	10.190%	97.47%
25,001 - 50,000	445	16,560,164.00	11.46	653	98.39	10.105	93.92
50,001 - 75,000	405	25,165,306.00	17.41	656	97.22	9.838	98.15
75,001 - 100,000	230	19,845,689.00	13.73	659	94.62	9.391	96.61
100,001 - 125,000	135	15,109,753.00	10.45	654	92.90	9.092	97.79
125,001 - 150,000	81	10,994,635.00	7.61	656	88.53	8.317	96.20
150,001 - 175,000	46	7,548,543.00	5.22	665	86.03	8.101	93.59
175,001 - 200,000	37	7,025,108.00	4.86	642	81.83	7.820	94.45
200,001 - 250,000	39	8,660,341.00	5.99	643	76.80	7.149	94.34
250,001 - 300,000	20	5,515,480.00	3.82	648	75.72	6.946	89.19
300,001 - 400,000	40	13,861,970.00	9.59	647	78.90	6.661	89.79
400,001 - 500,000	10	4,481,370.00	3.10	640	90.48	6.868	100.00
500,001 - 600,000	8	4,411,500.00	3.05	683	81.43	6.450	100.00
600,001 - 700,000	2	1,342,000.00	0.93	671	79.88	6.661	100.00
700,001 or Greater	1	720,000.00	0.50	611	80.00	5.990	100.00
Total:	1,665	$144,562,775.00	100.00%	654	89.86%	8.613%	95.60%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	166	$3,319,474.37	2.30%	648	99.15%	10.190%	97.47%
25,001 - 50,000	445	16,554,689.80	11.46	653	98.39	10.105	93.92
50,001 - 75,000	405	25,154,637.48	17.41	656	97.22	9.838	98.15
75,001 - 100,000	230	19,838,607.59	13.73	659	94.62	9.391	96.61
100,001 - 125,000	135	15,104,484.43	10.45	654	92.90	9.092	97.79
125,001 - 150,000	81	10,989,096.68	7.60	656	88.53	8.317	96.20
150,001 - 175,000	46	7,544,869.11	5.22	665	86.03	8.101	93.59
175,001 - 200,000	37	7,023,756.86	4.86	642	81.83	7.820	94.45
200,001 - 250,000	39	8,656,138.08	5.99	643	76.80	7.149	94.34
250,001 - 300,000	20	5,513,003.09	3.82	648	75.72	6.946	89.19
300,001 - 400,000	40	13,852,860.14	9.59	647	78.90	6.661	89.79
400,001 - 500,000	10	4,480,020.98	3.10	640	90.48	6.868	100.00
500,001 - 600,000	8	4,408,460.68	3.05	683	81.43	6.450	100.00
600,001 - 700,000	2	1,340,815.19	0.93	671	79.88	6.661	100.00
700,001 or Greater	1	720,000.00	0.50	611	80.00	5.990	100.00
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
=500	1	$180,000.00	0.12%	500	27.27%	7.990%	100.00%
501 - 525	11	1,046,002.05	0.72	512	74.21	9.188	95.22
526 - 550	19	1,938,805.82	1.34	539	76.43	8.329	97.94
551 - 575	37	3,782,561.07	2.62	564	72.53	7.976	94.99
576 - 600	154	11,134,028.03	7.71	588	87.60	8.840	100.00
601 - 625	260	21,974,276.72	15.21	613	87.87	8.527	96.19
626 - 650	355	31,336,427.88	21.69	639	90.48	8.645	97.63
651 - 675	335	31,600,115.21	21.87	663	90.99	8.570	94.66
676 - 700	208	17,748,257.72	12.28	687	91.64	8.703	93.27
701 - 725	129	10,289,715.28	7.12	714	95.67	8.879	93.63
726 - 750	85	6,564,727.11	4.54	737	94.91	8.865	92.07
751 - 775	53	5,277,166.58	3.65	759	91.23	8.102	93.91
776 - 800	16	1,583,177.01	1.10	786	90.38	7.911	92.70
801 - 825	2	45,654.00	0.03	811	100.00	8.250	100.00
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%
Weighted Average: 654

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
120 or Less	2	$106,205.09	0.07%	641	82.17%	6.299%	100.00%
121 - 180	1,329	82,019,763.86	56.76	664	98.62	9.886	97.59
181 - 240	11	1,469,815.65	1.02	625	72.55	7.378	100.00
241 - 300	1	301,097.37	0.21	576	90.00	6.500	100.00
301 - 360	322	60,604,032.51	41.94	641	78.43	6.933	92.78
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%
Weighted Average: 256

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	1,331	$82,125,968.95	56.83%	664	98.60%	9.882%	97.59%
181 - 348	12	1,770,913.02	1.23	617	75.52	7.229	100.00
349 - 360	322	60,604,032.51	41.94	641	78.43	6.933	92.78
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%
Weighted Average: 254

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	1,183	$101,953,265.95	70.56%	651	89.52%	8.566%	96.68%
PUD - Detached	169	13,382,069.87	9.26	658	95.31	9.055	94.32
2-4 Family	93	13,352,341.54	9.24	675	84.37	8.032	87.98
Condominium	152	10,323,574.26	7.14	648	94.34	9.269	94.15
PUD - Attached	58	4,141,802.54	2.87	657	93.42	9.138	100.00
Manufactured Housing	10	1,347,860.32	0.93	668	70.30	6.844	100.00
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	1,599	$138,147,159.55	95.60%	653	90.23%	8.641%	100.00%
Investment	29	4,020,654.66	2.78	661	74.15	7.619	0.00
Second Home	37	2,333,100.27	1.61	691	94.70	8.627	0.00
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Purchase	1,107	$74,926,448.61	51.85%	668	96.82%	9.511%	97.49%
Cash Out	445	55,445,522.39	38.37	638	82.33	7.666	93.23
Rate/Term	113	14,128,943.48	9.78	638	82.45	7.566	94.90
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	23	$3,290,992.95	2.28%	619	40.83%	6.903%	81.49%
50.01 - 60.00	16	2,630,397.29	1.82	629	55.41	6.677	100.00
60.01 - 70.00	39	7,500,435.96	5.19	633	67.31	6.905	93.16
70.01 - 80.00	153	28,225,981.35	19.53	644	78.31	6.909	90.94
80.01 - 90.00	128	19,719,936.95	13.65	643	87.35	7.203	96.99
90.01 - 100.00	1,306	83,133,169.98	57.53	664	99.44	9.809	97.50
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%
Weighted Average: 89.86%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	654	$63,194,362.64	43.73%	661	92.40%	8.953%	96.76%
New York	129	21,044,869.87	14.56	655	82.74	7.695	96.51
Texas	137	7,208,268.34	4.99	642	91.73	8.934	95.79
Florida	90	6,476,680.62	4.48	639	85.74	8.359	95.54
New Jersey	37	5,174,961.12	3.58	646	82.90	7.493	98.86
Virginia	68	5,069,587.96	3.51	656	94.04	9.514	98.33
Maryland	63	4,989,992.46	3.45	638	91.49	8.998	95.21
Washington	42	3,081,016.82	2.13	646	88.87	8.106	91.89
Illinois	42	2,980,215.90	2.06	674	92.16	8.829	95.77
Other(2)	403	25,280,958.75	17.50	646	90.06	8.509	91.21
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%

(2)  Number of Other States Represented:  36 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full	742	$60,066,062.01	41.57%	642	89.47%	8.223%	95.26%
Stated - Assets Verified	578	39,308,791.14	27.20	679	98.36	10.149	97.52
Stated	103	18,461,057.22	12.78	642	74.78	7.200	94.33
Limited	149	17,842,579.93	12.35	650	87.38	7.924	95.57
Lite	63	5,758,790.03	3.99	654	91.56	8.934	100.00
Full Alternative	30	3,063,634.15	2.12	649	90.65	8.461	77.31
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.001 - 5.500	4	$510,042.38	0.35%	672	59.96%	5.460%	100.00%
5.501 - 6.000	26	7,773,494.34	5.38	666	76.85	5.931	100.00
6.001 - 6.500	69	15,639,155.19	10.82	654	77.75	6.372	95.26
6.501 - 7.000	97	18,694,119.63	12.94	644	78.15	6.790	94.88
7.001 - 7.500	57	11,024,745.44	7.63	634	79.00	7.305	89.81
7.501 - 8.000	55	7,009,621.37	4.85	619	81.04	7.834	85.38
8.001 - 8.500	103	8,070,734.07	5.59	697	95.35	8.341	91.00
8.501 - 9.000	136	8,825,761.39	6.11	657	95.44	8.850	94.01
9.001 - 9.500	164	11,873,581.47	8.22	675	98.19	9.455	98.67
9.501 - 10.000	404	23,814,039.79	16.48	662	99.04	9.930	96.86
10.001 - 10.500	176	10,121,256.22	7.00	656	99.30	10.396	97.90
10.501 - 11.000	236	14,957,486.49	10.35	640	99.37	10.849	99.11
11.001 - 11.500	90	4,057,530.75	2.81	630	99.18	11.403	100.00
11.501 - 12.000	38	1,717,006.72	1.19	629	98.79	11.937	100.00
12.001 - 12.500	6	259,037.75	0.18	666	100.00	12.402	100.00
12.501 - 13.000	4	153,301.48	0.11	628	97.90	12.845	100.00
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%

Weighted Average:  8.613%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	634	$45,259,143.47	31.32%	657	92.31%	9.131%	97.72%
7 - 12	85	15,997,560.63	11.07	650	80.42	7.169	92.33
13 - 24	583	43,246,851.84	29.93	661	96.73	9.385	96.87
25 - 36	363	39,997,358.54	27.68	643	83.43	7.769	93.15
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Balloon	1,292	$78,286,505.35	54.18%	665	99.54%	9.996%	97.99%
Fixed	373	66,214,409.13	45.82	640	78.41	6.977	92.78
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	635	$64,440,695.65	44.60%	682	90.14%	8.337%	93.62%
A	832	63,153,383.72	43.70	646	91.92	8.912	97.39
A-	131	8,702,456.92	6.02	595	88.59	9.173	96.33
B+	34	4,821,386.15	3.34	567	74.41	7.492	97.05
B	31	3,231,146.42	2.24	535	71.31	8.370	95.77
C	2	151,845.62	0.11	514	70.72	9.905	100.00
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	362	$65,600,420.92	45.40%	640	78.20%	6.942%	92.71%
Second Lien	1,303	78,900,493.56	54.60	665	99.55	10.002	98.00
Total:	1,665	$144,500,914.48	100.00%	654	89.86%	8.613%	95.60%

ABSC SERIES 2005-HE3

SECOND LIEN COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	166	$3,320,916.00	4.21%	648	99.15%	10.190%	97.47%
25,001 - 50,000	428	15,808,084.00	20.03	656	99.42	10.168	95.32
50,001 - 75,000	361	22,478,011.00	28.48	661	99.45	10.064	98.97
75,001 - 100,000	181	15,495,509.00	19.63	668	99.63	9.901	98.35
100,001 - 125,000	93	10,373,150.00	13.14	668	99.88	9.920	98.94
125,001 - 150,000	39	5,239,693.00	6.64	678	99.68	9.778	100.00
150,001 - 175,000	21	3,424,843.00	4.34	698	99.49	9.451	95.57
175,001 - 200,000	10	1,936,998.00	2.45	683	99.48	10.242	100.00
200,001 - 250,000	4	845,251.00	1.07	661	100.00	10.433	100.00
Total:	1,303	$78,922,455.00	100.00%	665	99.55%	10.002%	98.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	166	$3,319,474.37	4.21%	648	99.15%	10.190%	97.47%
25,001 - 50,000	428	15,803,716.07	20.03	656	99.42	10.168	95.32
50,001 - 75,000	361	22,471,560.20	28.48	661	99.45	10.064	98.97
75,001 - 100,000	181	15,491,679.66	19.63	668	99.63	9.901	98.35
100,001 - 125,000	93	10,370,488.68	13.14	668	99.88	9.920	98.94
125,001 - 150,000	39	5,237,561.61	6.64	678	99.68	9.778	100.00
150,001 - 175,000	21	3,423,946.59	4.34	698	99.49	9.451	95.57
175,001 - 200,000	10	1,936,908.48	2.45	683	99.48	10.242	100.00
200,001 - 250,000	4	845,157.90	1.07	661	100.00	10.433	100.00
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
526 - 550	1	$40,100.00	0.05%	528	100.00%	9.500%	100.00%
551 - 575	5	165,189.69	0.21	568	100.00	10.826	100.00
576 - 600	115	5,356,815.89	6.79	590	99.65	10.615	100.00
601 - 625	205	10,598,382.91	13.43	613	99.53	10.453	100.00
626 - 650	282	16,428,034.29	20.82	639	99.50	10.309	99.91
651 - 675	274	17,588,252.65	22.29	663	99.45	10.003	99.32
676 - 700	171	11,398,823.21	14.45	688	99.53	9.689	98.22
701 - 725	113	7,941,375.28	10.07	714	99.78	9.461	95.01
726 - 750	77	5,279,607.01	6.69	736	99.68	9.461	90.90
751 - 775	45	3,241,329.94	4.11	759	99.40	9.364	92.45
776 - 800	13	816,928.69	1.04	785	99.68	9.548	85.86
801 - 825	2	45,654.00	0.06	811	100.00	8.250	100.00
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%
Weighted Average: 665

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180	1,301	$78,808,193.52	99.88%	665	99.55%	10.000%	98.00%
240	2	92,300.04	0.12	636	100.00	11.555	100.00
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%
Weighted Average: 180

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
180 or Less	1,301	$78,808,193.52	99.88%	665	99.55%	10.000%	98.00%
181 - 240	2	92,300.04	0.12	636	100.00	11.555	100.00
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%
Weighted Average: 178

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	905	$53,910,036.35	68.33%	664	99.56%	9.999%	98.87%
PUD - Detached	149	9,658,510.09	12.24	665	99.61	9.912	92.13
Condominium	137	7,724,974.03	9.79	658	99.73	9.983	98.83
2-4 Family	62	4,830,516.35	6.12	695	98.89	10.144	97.66
PUD - Attached	50	2,776,456.74	3.52	660	99.73	10.186	100.00
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	1,269	$77,326,342.64	98.00%	664	99.55%	10.011%	100.00%
Second Home	33	1,545,161.84	1.96	723	99.34	9.563	0.00
Investment	1	28,989.08	0.04	768	100.00	10.750	0.00
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Purchase	1,036	$63,224,174.75	80.13%	670	99.63%	9.989%	97.80%
Cash Out	212	12,640,893.94	16.02	645	99.15	10.071	98.53
Rate/Term	55	3,035,424.87	3.85	645	99.47	9.994	100.00
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
80.01 - 90.00	27	$1,355,069.91	1.72%	667	89.99%	10.469%	98.86%
90.01 - 100.00	1,276	77,545,423.65	98.28	665	99.71	9.994	97.99
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%
Weighted Average: 99.55%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	578	$45,647,699.18	57.85%	668	99.59%	9.832%	99.37%
New York	65	4,847,749.71	6.14	672	98.62	10.499	100
Texas	107	4,226,694.01	5.36	657	99.92	9.885	98.29
Virginia	63	3,674,927.15	4.66	657	99.75	10.524	97.7
Maryland	50	2,843,877.38	3.6	650	99.7	10.273	98.98
Florida	58	2,339,331.32	2.96	666	99.35	10.435	95.51
Illinois	36	1,782,700.61	2.26	661	99.66	10.365	96.97
Arizona	41	1,705,518.33	2.16	679	99.82	10.046	82.74
Other(2)	305	11,831,995.87	15	658	99.52	10.122	94.53
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%
(2) Number of Other States Represented: 32 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Stated - Assets Verified	560	$36,707,812.59	46.52%	680	99.65%	10.335%	97.48%
Full	534	27,578,079.59	34.95	650	99.76	9.688	98.55
Limited	111	7,983,202.00	10.12	656	99.53	9.624	97.50
Lite	56	4,047,206.06	5.13	661	99.21	9.673	100.00
Full Alternative	20	1,535,618.31	1.95	630	99.77	10.047	96.75
Stated	22	1,048,575.01	1.33	668	91.47	10.690	100.00
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
7.501 - 8.000	4	$213,731.99	0.27%	713	100.00%	7.994%	100.00%
8.001 - 8.500	90	6,595,109.76	8.36	714	99.76	8.348	94.97
8.501 - 9.000	115	6,818,898.01	8.64	680	99.57	8.861	97.42
9.001 - 9.500	153	10,994,061.34	13.93	684	99.84	9.466	99.01
9.501 - 10.000	394	23,136,306.47	29.32	666	99.59	9.933	97.19
10.001 - 10.500	175	10,081,272.12	12.78	657	99.40	10.396	98.28
10.501 - 11.000	236	14,957,486.49	18.96	640	99.37	10.849	99.11
11.001 - 11.500	88	3,974,281.43	5.04	632	99.48	11.405	100.00
11.501 - 12.000	38	1,717,006.72	2.18	629	98.79	11.937	100.00
12.001 - 12.500	6	259,037.75	0.33	666	100.00	12.402	100.00
12.501 - 13.000	4	153,301.48	0.19	628	97.90	12.845	100.00
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%
Weighted Average: 10.002%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	551	$30,023,167.27	38.05%	667	99.47%	10.202%	97.83%
7 - 12	27	1,790,903.54	2.27	666	99.83	9.963	98.27
13 - 24	549	36,519,253.20	46.29	664	99.57	9.835	98.09
25 - 36	176	10,567,169.55	13.39	665	99.64	10.019	98.16
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Balloon	1,292	$78,286,505.35	99.22%	665	99.54%	9.996%	97.99%
Fixed	11	613,988.21	0.78	633	100.00	10.747	100.00
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	483	$33,181,856.26	42.06%	688	99.61%	9.831%	96.84%
A	717	40,949,901.29	51.90	655	99.50	10.067	98.72
A-	103	4,768,736.01	6.04	592	99.52	10.635	100.00
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Second Lien	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%
Total:	1,303	$78,900,493.56	100.00%	665	99.55%	10.002%	98.00%

ABSC SERIES 2005-HE3

INTEREST ONLY COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	1	$50,000.00	0.02%	724	37.04%	7.500%	100.00%
50,001 - 75,000	4	263,000.00	0.11	697	77.04	6.617	100.00
75,001 - 100,000	11	997,100.00	0.43	685	82.04	6.581	90.52
100,001 - 125,000	20	2,279,650.00	0.98	638	83.86	6.329	90.78
125,001 - 150,000	33	4,629,128.00	1.99	660	81.18	6.123	96.84
150,001 - 175,000	52	8,435,015.00	3.62	669	81.03	6.328	98.14
175,001 - 200,000	62	11,757,200.00	5.05	667	81.39	6.062	96.68
200,001 - 250,000	113	25,482,193.00	10.95	663	80.24	6.185	98.22
250,001 - 300,000	130	35,606,902.00	15.30	668	80.87	6.038	98.40
300,001 - 400,000	157	54,486,463.00	23.41	658	81.45	6.169	98.08
400,001 - 500,000	86	38,601,648.00	16.59	664	81.58	6.112	100.00
500,001 - 600,000	44	23,665,457.00	10.17	674	81.37	6.003	97.83
600,001 - 700,000	27	17,453,487.00	7.50	688	83.70	5.896	96.53
700,001 or Greater	12	8,992,226.00	3.86	677	83.58	6.310	100.00
Total:	752	$232,699,469.00	100.00%	667	81.48%	6.113%	98.20%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	1	$50,000.00	0.02%	724	37.04%	7.500%	100.00%
50,001 - 75,000	4	263,000.00	0.11	697	77.04	6.617	100.00
75,001 - 100,000	11	997,091.57	0.43	685	82.04	6.581	90.52
100,001 - 125,000	20	2,279,635.32	0.98	638	83.86	6.329	90.78
125,001 - 150,000	33	4,628,259.49	1.99	660	81.18	6.123	96.84
150,001 - 175,000	52	8,434,974.14	3.62	669	81.03	6.328	98.14
175,001 - 200,000	62	11,757,098.39	5.05	667	81.39	6.062	96.68
200,001 - 250,000	113	25,481,290.03	10.95	663	80.24	6.185	98.22
250,001 - 300,000	130	35,606,701.42	15.30	668	80.87	6.038	98.40
300,001 - 400,000	157	54,486,097.59	23.42	658	81.45	6.169	98.08
400,001 - 500,000	86	38,600,511.84	16.59	664	81.58	6.112	100.00
500,001 - 600,000	44	23,665,457.00	10.17	674	81.37	6.003	97.83
600,001 - 700,000	27	17,453,483.70	7.50	688	83.70	5.896	96.53
700,001 or Greater	12	8,991,655.03	3.86	677	83.58	6.310	100.00
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
551 - 575	1	$216,000.00	0.09%	560	80.00%	6.350%	100.00%
576 - 600	48	13,487,615.00	5.80	590	78.57	6.336	100.00
601 - 625	99	27,578,642.20	11.85	613	81.14	6.233	99.05
626 - 650	144	42,616,598.88	18.31	639	81.92	6.185	99.21
651 - 675	190	64,186,169.14	27.58	663	81.79	6.025	98.46
676 - 700	113	35,196,452.10	15.13	688	81.95	6.047	98.59
701 - 725	75	23,600,921.37	10.14	713	81.28	6.116	94.75
726 - 750	47	15,533,056.83	6.68	737	81.67	6.054	97.83
751 - 775	29	8,813,400.00	3.79	760	81.12	5.979	94.03
776 - 800	5	1,373,600.00	0.59	783	81.36	6.535	100.00
801 - 825	1	92,800.00	0.04	816	80.00	6.500	100.00
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%
Weighted Average: 667

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
360	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%
Weighted Average: 360

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
349 - 360	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%
Weighted Average: 357

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Single Family	519	$162,883,149.42	70.00%	668	81.52%	6.134%	99.38%
PUD - Detached	77	27,399,135.71	11.77	665	81.45	5.948	93.56
Condominium	105	26,913,133.31	11.57	665	80.80	6.023	97.09
PUD - Attached	34	9,654,887.08	4.15	655	83.61	6.278	93.46
2-4 Family	17	5,844,950.00	2.51	675	80.16	6.440	100.00
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Primary	736	$228,506,697.79	98.20%	666	81.41%	6.115%	100.00%
Second Home	14	3,851,807.73	1.66	695	85.06	5.933	0.00
Investment	2	336,750.00	0.14	725	91.40	6.852	0.00
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Purchase	410	$125,831,936.49	54.08%	678	80.59%	6.089%	97.71%
Cash Out	292	91,353,932.46	39.26	652	82.45	6.141	98.68
Rate/Term	50	15,509,386.57	6.67	665	82.98	6.141	99.33
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
50.00 or Less	4	$871,998.33	0.37%	621	28.88%	6.587%	100.00%
50.01 - 60.00	5	1,405,000.00	0.60	631	54.22	5.827	100.00
60.01 - 70.00	24	6,057,849.75	2.60	642	65.89	5.980	100.00
70.01 - 80.00	541	164,853,710.84	70.85	671	79.67	6.041	98.69
80.01 - 90.00	130	44,613,089.25	19.17	658	87.81	6.232	97.21
90.01 - 100.00	48	14,893,607.35	6.40	661	94.55	6.602	94.71
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%
Weighted Average: 81.48%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
California	512	$177,164,747.48	76.14%	669	81.41%	6.066%	98.95%
Virginia	27	8,187,330.00	3.52	658	79.81	6.446	95.87
Maryland	25	6,324,369.18	2.72	648	82.47	6.266	100
New York	14	5,297,512.49	2.28	657	82.57	6.245	100
Nevada	20	4,799,683.81	2.06	676	79.9	6.003	68.02
Other(2)	154	30,921,612.56	13.29	662	82.2	6.258	98.51
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%
(2) Number of Other States Represented: 28 and District of Columbia

DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
Full	389	$110,781,954.96	47.61%	656	81.64%	6.037%	98.71%
Stated - Assets Verified	144	45,955,217.53	19.75	692	80.59	6.390	98.46
Limited	117	42,490,182.42	18.26	662	82.38	5.934	95.97
Stated	50	17,221,245.93	7.40	689	80.87	6.299	98.04
Lite	39	12,137,394.68	5.22	663	81.32	6.117	100.00
Full Alternative	13	4,109,260.00	1.77	637	81.02	6.122	100.00
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
5.000 or Less	7	$2,358,354.42	1.01%	704	78.13%	4.957%	100.00%
5.001 - 5.500	105	36,252,933.12	15.58	676	80.73	5.348	96.98
5.501 - 6.000	271	82,534,559.12	35.47	668	80.54	5.834	97.97
6.001 - 6.500	206	65,782,012.96	28.27	663	82.08	6.315	99.32
6.501 - 7.000	116	32,046,258.67	13.77	660	83.04	6.762	98.03
7.001 - 7.500	29	8,748,278.01	3.76	653	80.67	7.307	96.14
7.501 - 8.000	14	4,215,649.63	1.81	687	86.35	7.814	100.00
8.001 - 8.500	3	550,209.59	0.24	630	96.55	8.240	100.00
8.501 - 9.000	1	207,000.00	0.09	601	90.00	8.990	100.00
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%
Weighted Average: 6.113%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
11.001 - 11.500	7	$2,358,354.42	1.01%	704	78.13%	4.957%	100.00%
11.501 - 12.000	106	36,916,263.26	15.86	676	80.64	5.356	97.03
12.001 - 12.500	270	81,871,228.98	35.18	668	80.58	5.834	97.95
12.501 - 13.000	205	65,589,012.96	28.19	663	82.09	6.315	99.32
13.001 - 13.500	117	32,239,258.67	13.85	659	83.02	6.760	98.04
13.501 - 14.000	29	8,748,278.01	3.76	653	80.67	7.307	96.14
14.001 - 14.500	14	4,215,649.63	1.81	687	86.35	7.814	100.00
14.501 - 15.000	3	550,209.59	0.24	630	96.55	8.240	100.00
15.001 - 15.500	1	207,000.00	0.09	601	90.00	8.990	100.00
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%
Weighted Average: 12.612%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
4.001 - 4.500	9	$3,009,000.00	1.29%	665	71.16%	5.658%	100.00%
4.501 - 5.000	137	44,942,252.63	19.31	673	80.78	5.700	96.36
5.001 - 5.500	185	52,803,692.55	22.69	661	79.97	5.865	98.52
5.501 - 6.000	191	59,713,520.50	25.66	667	81.21	6.119	99.36
6.001 - 6.500	155	49,381,307.07	21.22	669	83.25	6.416	99.12
6.501 - 7.000	45	13,209,496.55	5.68	663	86.07	6.688	92.77
7.001 - 7.500	19	6,739,772.00	2.90	663	84.12	6.933	100.00
7.501 - 8.000	10	2,689,214.22	1.16	649	78.14	7.595	100.00
8.501 - 9.000	1	207,000.00	0.09	601	90.00	8.990	100.00
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%
Weighted Average: 5.727%

NEXT RATE ADJUSTMENT DATE OF THE LOANS

Next Rate Adjustment Date (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
2006-10	2	$529,501.67	0.23%	681	80.00%	6.467%	100.00%
2006-11	4	1,226,773.23	0.53	667	80.00	6.558	100.00
2006-12	38	11,807,853.27	5.07	669	81.92	6.079	97.59
2007-01	252	76,947,335.83	33.07	669	81.86	6.065	98.46
2007-02	375	117,951,103.40	50.69	663	81.09	6.157	98.21
2008-01	2	590,649.62	0.25	667	73.57	5.194	100.00
2008-02	2	599,725.00	0.26	622	87.00	6.108	100.00
2009-12	4	709,399.83	0.30	738	80.98	5.585	100.00
2010-01	28	9,257,235.67	3.98	665	83.36	6.084	93.45
2010-02	45	13,075,678.00	5.62	680	81.46	6.064	100.00
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
No Penalty	127	$39,403,437.87	16.93%	669	81.16%	6.487%	98.42%
7 - 12	23	6,645,580.00	2.86	670	82.03	6.098	88.64
13 - 24	558	172,554,676.40	74.15	666	81.52	6.035	98.72
25 - 36	44	14,091,561.25	6.06	670	81.70	6.030	95.70
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
IO ARM 2/28	671	$208,462,567.40	89.59%	666	81.41%	6.122%	98.28%
IO ARM 3/27	4	1,190,374.62	0.51	645	80.33	5.655	100.00
IO ARM 5/25	77	23,042,313.50	9.90	676	82.21	6.057	97.37
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
AA	524	$167,398,172.18	71.94%	685	81.79%	6.065%	97.65%
A	182	52,308,013.72	22.48	626	81.43	6.216	99.50
A-	46	12,989,069.62	5.58	599	77.76	6.322	100.00
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	% Owner Occupied
First Lien	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%
Total:	752	$232,695,255.52	100.00%	667	81.48%	6.113%	98.20%